               [LOGO OF AMERICAN ODYSSEY(R) FUNDS APPEARS HERE]


                  American Odyssey International Equity Fund

                 American Odyssey Emerging Opportunities Fund

                       American Odyssey Core Equity Fund

                     American Odyssey Long-Term Bond Fund

                 American Odyssey Intermediate-Term Bond Fund

                     American Odyssey Short-Term Bond Fund


                                                                   Semi-Annual
                                                                   Report

                                                                   June 30, 1997

                                                                   June 30, 1997


Dear American Odyssey Fund Participants:

      I am pleased to present you with the American Odyssey Funds Semi-Annual Report. This report marks the fourth anniversary of the establishment of the American Odyssey Funds and we take great pride in what the Funds have achieved. The Funds, representing six diverse asset classes, now have over $1 billion in assets from the retirement savings of over 70,000 participants. We believe that this success can be attributed to care taken in selecting and supervising our subadvisers and the active role American Odyssey Funds Management, Inc. takes to see that each fund's investment objective is being met.

      One of the more significant highlights in the first half of 1997 was the addition of Cowen Asset Management as a second subadviser to the Emerging Opportunities Fund. Cowen was added to supplement the efforts of Wilke Thompson Capital Management and increase the asset capacity of the fund. Cowen's investment style should prove highly complementary to Wilke Thompson and add to the performance of the fund in the future. In addition to the activity in the Emerging Opportunities Fund, the first half of 1997 has brought performance from the Intermediate Term Bond Fund that has exceeded its benchmark for the first half of the year. Additionally, the Core Equity and International Equity Funds continue to build solid long-term track records with both funds ranked in the top quartile of their respective Morningstar peer groups for one and three year periods ending June 30, 1997.

      You will find complete performance information, including an investment summary from each portfolio manager and financial highlights for the six months ending June 30, 1997, in the report that follows. We hope that you find the data helpful in understanding how your retirement savings are being managed.

      Thank you once again for your continued participation in the American Odyssey Funds. We look forward to continuing to serve your investment needs.



                                      Very truly yours,





                                      ROBERT C. DUGHI
                                      Chairman of the Board and President
                                      American Odyssey Funds Management, Inc.

                   AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND

      The American Odyssey International Equity Fund returned 8.95% for the six months ended June 30, 1997. The MSCI EAFE Index returned 11.36% for the same period.

      During the early part of the year no individual theme made a significant contribution--either positive or negative--to overall performance although there were a number of good individual stock performances which helped the portfolio, particularly in the Healthcare Needs and Positive Banking Environment themes. In Healthcare, Roche, Zeneca, Glaxo-Wellcome and Novartis did well during the first quarter and continued to improve during the second quarter.

      In April of 1997, Novartis purchased Merck's agribusiness division and in May it released its first-quarter sales figures which revealed an increase of 8%, considerably ahead of expectations. This was seen as evidence that the benefits of the merger were having a quicker-than-expected impact on the company's performance. The market received this news very well and Novartis' share price rose by 29% over the second quarter. Both Zeneca and Glaxo-Wellcome continued to prosper, also based on optimism for prospective sales growth from new drugs.

      Positive Banking Environment stocks Lloyds TSB, ABN-Amro and National Australia Bank reported profit increases ranging from 14% to 52% during the first quarter. This strong performance continued into the second three months of 1997, with Banco de Santander posting good first quarter results and HSBC Holdings gaining 29% over the quarter assisted by the strong performance of the Hong Kong market in general.

      Themes directed at the developing markets in the Far East have disappointed throughout 1997. Increased consumer spending in the Pacific Basin and infrastructural development have had a negative impact on the Fund. This has taken place for a variety of reasons ranging from poor company results--as was the case with HM Sampoerna which announced poor sales forecasts--to the knock-on effect of financial crises which caused poor performance by Bangkok Bank.

      The hedging program in place again added value over the period. At the end of June hedges were in place against the British Pound, the Deutchemark, the Swiss Franc and the Dutch Guilder. Approximately 15% of the portfolio was hedged at June 30, 1997.

      With the notable exception of the developing markets in the Pacific Basin, equity markets worldwide have thus far done well during 1997. The ongoing U.S. bull market continues to boost international markets, and with American inflation apparently under control and no sign of imminent interest-rate increases, European stock markets have been hitting all-time-highs over the last six months.

      In the U.K. strong corporate earnings, particularly from the financial-services sector, and the expectation of even more corporate restructuring by major companies have been underpinning valuations. The initial actions of the country's new Labour government have been a source of encouragement to the market, although the administration's first budget will be analyzed very closely.

      The weakness of the Deutschemark stimulated a recovery in Germany's export-oriented manufacturing sector in the early part of the year, and during the second quarter, foreign orders have increased at a steady pace. The domestic economy remains in the doldrums, however, and unemployment remains at, or close to, record levels.

      Far Eastern markets performed poorly during the first three months due to fears about the upward direction of U.S. interest rates and continued net outflows by foreign investors. During the second quarter in Malaysia, concern about strong consumer spending, a rising level of imports, high labor costs and a possible oversupply of property all contributed to drive the market downwards. The ongoing financial crisis in Thailand resulted in 25% decline in the market over the most recent three months.

      The Japanese market, on the other hand, gained 22% during the second quarter. Despite continued speculation that interest rates are set to rise, coupled with a mixed picture on the domestic economy's future growth prospects, foreigners continue to increase their investments in Japan.

      Our outlook for the remainder of the year remains the same. The low-growth, low-inflationary environment which obtains globally will continue to provide a favorable backdrop for equity investments. Nevertheless, the upward movement of most markets has driven up valuations relative to earnings growth and this fact remains uppermost in our minds.

      The July budget in the U.K. will be a key determining factor on how that market fares for the remainder of the year. To date analysts have been pleasantly surprised by the policies of the Labour government but all that could quickly change. The ongoing uncertainty regarding European Monetary Union will affect the performance of European markets over the coming months as bond yields are likely to move based on the prevailing consensus as to which countries are likely to be founding members of the new single currency.

      We will continue to have a very selective approach to investments in the Far East although we feel that the bear market in the region, which commenced in 1993, is closer to the end than the beginning. We remain convinced that the Japanese market is overvalued, though we continue to monitor companies there in search of worthwhile investment opportunities. We do not believe any significant change has taken place in the underlying fundamentals of the portfolio and accordingly our strategy remains unaltered.

Bank of Ireland Asset Management (U.S.) Limited
Investment Subadviser to the American Odyssey International Equity Fund

                  AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND

      The American Odyssey Emerging Opportunities Fund returned 0.82% for the six months ended June 30, 1997. The Russell 2500 Index returned 11.25% for the same period.

      The following commentary has been provided by Wilke/Thompson Capital Management, Inc., co-investment subadviser to the American Odyssey Emerging Opportunities Fund. Wilke/Thompson managed 62.9% of the Fund's portfolio as of June 30, 1997.

      The year began exactly how 1996 left off -- a few larger cap names captured investors' capital and the smaller cap companies were virtually ignored. Investors were attracted to these names as they possessed liquidity and perceived safety. Macro-economic factors including a strong global economy, low levels of inflation and declining interest rates also fueled the run-up in the larger cap names while causing the smaller cap issues to lag. It was very encouraging to see a "broadening-out" of the market in the month of May where more than just a select group of stocks performed well. In the latter part of 1996 and the beginning of 1997, the market's upward move was driven by only a handful of large cap names. Other, non-large cap issues were ignored by investors who were searching primarily for liquidity regardless of the stock's price or valuation. Valuation parameters are once again becoming the focus of investors and some of the neglected, smaller stocks are getting noticed. The psyche of the market still remains volatile as minor economic concerns often sway the market significantly. The portfolio remains fundamentally sound with companies that are growing their sales and earnings at above average rates.

      Looking ahead to the rest of 1997, several macro-economic variables suggest that the overall market will remain strong and that smaller company stocks, in particular, will fare better relative to the first half of the year. The economy continues to grow at a healthy pace with little evidence of inflationary pressure. Future interest rate hikes are not necessarily imminent and appear to be modest at best. An encouraging sign from the portfolio's perspective is that investors are beginning to invest in some of the high quality, fast growing companies in which we invest that have not had the significant price appreciation that some of the larger companies have enjoyed. Although we will probably see a continuation of the "flight to liquidity", the market is showing signs of broader participation as opposed to the past 12 months where only a handful of large companies received investors' capital.

      The following commentary has been provided by Cowen Asset Management, co-investment subadviser to the American Odyssey Emerging Opportunities Fund since May 1, 1997. Cowen managed 37.1% of the Fund's portfolio as of June 30, 1997.

      The portfolio continues to be weighted about 30% in energy stocks comprising about 15% in small domestic exploration and production companies, and 15% in service and drillers. Health care represents approximately 17% of the portfolio. ICN Pharmaceuticals and KOS Pharmaceuticals have both performed well. Generic pharmaceuticals, including Mylan Labs and Alpharma, as well as companies focusing on women's healthcare needs, such as Neopath, offer good potential.

      There have been 350 new public technology companies in the last three years compared to 200 in the decade of the 1980's. This plethora of freshly minted tech companies met with slowing orders as technology purchasing managers were more focused on coding problems raised by the year 2000. Also, there has been a slowdown in telecommunication orders resulting from legislative and industry consolidation issues. However, our analytical process is beginning to find attractive opportunities in technology and telecommunications. Finally, special situation stock specific ideas like Williams Sonoma, Lojack, and Wet Seal performed well in the period and the portfolio abounds with many similar stock specific companies for which we have great enthusiasm.

      During the last few quarters the S&P 500 Index has been the best performing index as profit growth of the major companies has been better than that of smaller companies. Large corporate downsizing, outsourcing, and write-offs from previously bloated conditions, as well as stock buybacks, helped these companies produce profits at an even better rate than would be expected from analyzing revenue growth only. However, the market is now placing a premium on these earnings growth rates which include "transitional earnings kickers," such that the price/earnings multiple on the S&P 500 Index is now over 20X, a rate that is at an historically high level. At the same time, small cap stocks have lagged behind creating a huge disparity in performance, valuation, and in our opinion - opportunity.

      Analysis shows that many large cap managers are sector or industry rotators. However, profit growth of the large, sector independent companies, drove these stocks so fast that industry rotators could not keep up. In fact, over 90% of large cap managers underperformed the S&P 500 this quarter. As a result, many of these funds have become "closet" indexers in order to stay close to their index performance. This increasing swell of money to these stocks compounded the public's flow toward indexing, lifting valuations to lofty levels compared to growth rates, book value, and yields. Counterintuitively, short sellers have also added to momentum by needing to cover (buyback) their positions at even higher levels after momentum investors have taken stocks up. At the same time momentum investors and sector rotators have avoided small caps because of liquidity, leading to extraordinary value in the small cap sector.

      We believe this momentum-driven, large cap cycle is reaching its peak. Analysis shows that many of the top weighted stocks in the S&P 500 will show slowing rates of earnings growth in coming quarters as the effects of downsizing and outsourcing are behind them. This slowing of profit growth combined with high valuation should point investors toward the sector of the market that we believe to be most undervalued: "mainstream small cap".

      Valuations in the small cap sector are at 1990 levels, and the majority of stocks in our portfolio are even more attractively priced. This coupled with a prospective capital gains tax cut, that in the past has been positive for small caps, makes us optimistic that small caps will soon begin to outperform.

Russell 2500 is a registered trademark of Frank Russell Company

                        AMERICAN ODYSSEY CORE EQUITY FUND

      The American Odyssey Core Equity Fund returned 16.66% for the six months ended June 30, 1997. The S&P 500 Index returned 20.61% for the same period.

      A less-than-market exposure in the more traditional growth sectors of consumer and technology detracted from the Fund's performance relative to the S&P 500. This shortfall was partly offset by higher relative weightings, combined with good stock selections, in the financial sector. Individual stocks that had a particularly large positive impact on overall portfolio results year-to-date included Bristol Myers Squibb, Schering Plough, General Electric, BankAmerica and HF Ahmanson.

      After a mixed performance by the financial markets during the first quarter of 1997 stocks came roaring back with very strong returns in the second quarter. There are a number of factors that contributed to this result. When the Federal Reserve raised interest rates late in the first quarter, investors initially anticipated that the increase was the first of several to come. However, as the second quarter progressed, more evidence indicated that the economy was, in fact, slowing to a moderate pace of growth. Simultaneously, inflation levels remained in check and interest rates traded within a modest band. This good news afforded investors greater confidence in the stability of the current environment leading to the surge in returns.

      The favorable news on the economic front also has led many to believe that the Fed's first quarter move had the desired impact, thus lowering the necessity of another rate increase. With the growing expectation of stable interest rates investors have been increasingly willing to add additional funds to domestic equities. This, no doubt, has further buoyed stock prices; however, the gains have been quite narrow and confined largely to a small group of very large stocks primarily in the growth sectors.

      Over the past six months stocks in the technology, medical, and financial sectors were the most robust. Technology companies continued to exhibit rising earnings as order flows from both businesses and consumers remained strong. Medical stocks showed steady earnings improvement, but also benefited from investors' desire for stocks with more predictable profit and growth patterns. The financial sector was a significant beneficiary of the economic environment, particularly stable interest rates, but also was bolstered by the favorable trends in deregulation and industry consolidation.

      Our investment strategy continues to emphasize an overweighting in financial stocks. We believe this sector is benefiting from a secular uptrend that is heavily influenced by the aging population. The remainder of the portfolio is broadly diversified across other sectors and stresses high cash flow, plus low price-to-earnings and price-to-book. Our strategy remains to seek out individual stocks where the market has underestimated the upside potential, and to sell holdings that have reached our expectation of full valuation or have violated the original investment thesis.

Equinox Capital Management, Inc.
Investment Subadviser to the American Odyssey Core Equity Fund

S&P 500 is a registered trademark of Standard & Poor's Corporation.

                      AMERICAN ODYSSEY LONG-TERM BOND FUND

      The American Odyssey Long-Term Bond Fund returned 3.05% for the six months ended June 30, 1997. The Salomon Core +5 Index returned 3.17% for the same period.

      The portfolio's long duration posture throughout the period proved to be a drag on performance, since interest rates ended the period somewhat higher. Yield curve exposure helped to offset the negative impact of higher rates; the portfolio's barbell exposure to maturities benefited from a flattening of the yield curve in the first half of the period, and this was followed by a bulleted exposure to maturities in the second half which benefited from a modest steepening of the yield curve.

      For the past three years, a growth paradigm has best described the bond market's roller coaster ride, with interest rates rising as the economy gains strength, and falling on signs of weakness. Underlying the ups and downs is a feedback effect: a stronger economy causes interest rates to rise, then higher rates dampen demand and cause the economy to soften; a softer economy leads rates back down, and lower rates then stimulate demand and cause the economy to strengthen, etc. Apparently, since the ups and downs have become more muted of late, the market has come to understand this.

      Currently, we are seeing the most benign inflation the economy has had since the mid-1950s and mid-1960s, when bond yields were 4% and mortgages were 5%. Not only is measured inflation falling, but lots of prices are actually falling. Moreover, since the dollar is up 10% against most major currencies over the past year, the price of everything outside our borders has dropped 10%. Finally, key money supply measures have registered a substantial slowdown from the first quarter, rounding out a picture of generally tight monetary conditions.

      Against this super-disinflationary (and almost deflationary) backdrop, the Fed tightened monetary policy earlier this year, and the bond market has effectively tightened things even more. With inflation collapsing and interest rates unchanged to higher on the year, real interest rates have risen significantly. High real interest rates should help keep the economy from "overheating," and create a bias toward lower, rather than higher, inflation.

      This view of the world leads to the conclusion that interest rates are still attractive relative to inflation, but it does not suggest an obvious direction for the shape of the yield curve. Stronger-than-expected growth would almost certainly result in a flatter curve, but high real rates mitigate against that. Weaker-than-expected growth would lead to a much steeper yield curve, but the salutary effects of lower interest rates mitigate against that. Consequently we are in the process of shifting to a more neutral posture, with a bias toward returning to a bulleted exposure given the steepness in the long end of the yield curve.

Western Asset Management Company
Investment Subadviser to the American Odyssey Long-Term Bond Fund

                  AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

      The American Odyssey Intermediate-Term Bond Fund returned 3.04% for the six months ended June 30, 1997. The Lehman Government/Corporate Intermediate Bond Index returned 2.83% for the same period.

      Strong early year economic growth caused rates to rise to near the peak levels seen last summer. Economic growth has been led by strong job creation and strong retail sales. In response, the Federal Reserve Board raised the Federal Funds target rate 25 basis points to 5.50%, the first increase since January 1995. Inflation has remained well contained with oil prices falling, the dollar very strong, and most commodity prices showing little change. Average hourly earning increases have notched up to a 4% annual growth rate but the better measure of wage inflation, the employment cost index, has not risen much despite continued low levels of unemployment.

      Clearly the Fed felt they could wait no longer at their March 25th meeting. While there is still debate about how low unemployment can go before upward wage pressures begin, the Federal Reserve felt it was prudent, given the strength in the consumer sector, to act preemptively against inflation.

      The second quarter began with weak financial markets. They bottomed in April and roared in May and June as investor fears of further Federal Reserve tightening subsided with a much lower than expected employment cost index increase, three consecutive months of negative retail sales growth, and five consecutive months of negative producer price inflation reports. Investors seem to have a growing conviction that we are in a new era where inflation can stay low despite low levels of unemployment last seen in 1973. In addition to less inflation, the drop in the size of the Federal government's budget deficit has been a major surprise. This has led to a sharp drop in Treasury bill rates. The surprise was generated by higher than expected tax receipts due to stock market capital gains, option exercises, and strong corporate profits.

      Second quarter GDP growth has slowed to 2-3% from a 5.9% pace in the first quarter. Factors such as warm weather and the timing of refunds vs. tax payments were responsible for the fast pace of first quarter growth, stealing from growth in the second quarter. Going forward, the bullish case for bonds is because of technological improvements and global competition, low levels of unemployment won't lead to product inflation. The bearish case is that economic growth above 3% is likely to lead to expectations of further Federal Reserve tightening. The second opinion expresses our bias.

Travelers Asset Management International Corporation
Investment Subadviser to the American Odyssey Intermediate-Term Bond Fund

                      AMERICAN ODYSSEY SHORT-TERM BOND FUND

      The American Odyssey Short-Term Bond Fund returned 2.34% for the six months ended June 30, 1997. The Lehman Government/Corporate 1-5 Year Bond Index returned 2.86% for the same period.

      During the first half of 1997, interest rates rose a slight 20 basis points across the yield curve. Since interest rate movements caused little price change in bond investments, most bond fund returns approximated the yield to maturity of the underlying investments held.

      Despite the modest range in interest rates this year, there was a fair amount of volatility in interest rate movement. In the first quarter of 1997 interest rates rose by 50 basis points in response to increasing signs of above trend economic growth and a tightening of monetary policy on the part of the Federal Reserve. Real GDP registered a 5.9% annualized rate of growth during the first quarter, far exceeding market forecasts. In sharp contrast to the first quarter, the second quarter witnessed a deceleration in economic growth to the point where most market participants sharply revised their Real GDP estimates downward to 2%. In response to reduced growth estimates and continued benign inflation news, interest rates retraced a large portion of the first quarter's increase and consequently fell by roughly 35 basis points across the yield curve.

      Underlying the seemingly stop and go pattern of economic growth this year, the economy remains fundamentally sound. Consumer fundamentals remain very healthy, consumer confidence is now at a record high, the outlook for foreign economies has brightened and the equity market is discounting solid economic fundamentals over the intermediate term. Since the Federal Reserve increased the Fed Funds rate in March of this year, they have shown a remarkable degree of patience based largely on their belief that productivity growth is effectively allowing the economy to grow at a faster pace than normal without causing inflation to increase.

      Going forward, we anticipate a resumption in the above trend of economic growth to lead to further pressures on the Federal Reserve to raise the Fed Funds rate again. However, interest rate increases will likely be limited by the continued strong inflow of foreign capital to the U.S. bond market and an absence of inflation psychology among investors. Thus, we continue to recommend a portfolio strategy that calls for an overweighted position in non-treasury investments such as mortgage-backed securities, high quality corporate bonds, FNMA bonds and asset-backed securities.

Smith Graham & Company Asset Managers, L.P.
Investment Subadviser to the American Odyssey Short-Term Bond Fund

--------------------------------------------------------------------------------
   Statements of Assets and Liabilities
   American Odyssey Funds, Inc. / June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                            Emerging                                   Intermediate-
                                          International  Opportunities    Core Equity     Long-Term         Term       Short-Term
                                           Equity Fund        Fund           Fund         Bond Fund      Bond Fund      Bond Fund
                                          -------------  -------------   -------------   ------------  --------------  -----------
ASSETS
Investments in securities, at cost .....  $ 171,498,435  $ 179,879,926   $ 253,620,699   $180,146,163  $ 96,891,697    $52,862,902
===================================================================================================================================
Investments in securities, at value
  (see accompanying Portfolio of
  Investments) (Note 2) ................  $ 213,019,950  $ 204,079,019   $ 353,012,561   $180,144,033  $ 96,982,856    $52,976,856
Cash ...................................     11,330,860     12,897,580       4,988,222      6,069,845        75,778        713,478
Cash, denominated in foreign currency
  (cost, $3,238,426) ...................      3,226,123             --              --             --            --             --
Receivables for:
   Capital stock subscriptions .........         15,324         12,556          54,504          2,311           445            410
   Investment securities sold ..........             --      4,137,087       1,057,712        210,688            --             --
   Unrealized appreciation on forward
     foreign currency contracts
     (Note 8)...........................        538,262             --              --             --            --             --
   Interest ............................         54,235         77,612          22,455      2,332,815     1,098,886        708,520
   Dividends ...........................        802,194         69,861         598,900             --            --             --
   Foreign tax reclaims ................        212,942             --              --             --            --             --
   Variation margin on open futures
     contracts (Note 6) ................             --             --              --          6,188            --             --
Prepaid expense ........................         67,748         60,813          65,876         46,528        31,297         56,251
Prepaid organization expense ...........          4,406          4,303           4,271          4,302         4,336          4,374
                                          -------------  -------------   -------------   ------------  ------------    -----------
   Total assets ........................    229,272,044    221,338,831     359,804,501    188,816,710    98,193,598     54,459,889
                                          -------------  -------------   -------------   ------------  ------------    -----------
LIABILITIES
Payables for:
   Investment securities purchased .....      3,507,904      2,592,385       1,547,487        234,148            --             --
   Delayed delivery transactions
   (Note 9).............................             --             --              --      2,377,344            --             --
   Capital stock redemptions ...........             --             --              --             19        13,805         20,561
   Unrealized depreciation on forward
     foreign currency contracts
     (Note 8)...........................        213,510             --              --             --            --             --
   Options written (premiums received
     $67,778) (Note 7) .................             --             --              --         30,078            --             --
Payable to Adviser .....................        114,092        117,737         170,714         78,260        41,263         31,305
Accrued expenses .......................         41,901         11,540          23,109         15,397         9,802          8,980
                                          -------------  -------------   -------------   ------------  ------------    -----------
   Total liabilities ...................      3,877,407      2,721,662       1,741,310      2,735,246        64,870         60,846
                                          -------------  -------------   -------------   ------------  ------------    -----------
NET ASSETS .............................  $ 225,394,637  $ 218,617,169   $ 358,063,191   $186,081,464  $ 98,128,728    $54,399,043
                                          =============  =============   =============   ============  ============    ===========
Capital shares outstanding .............     13,716,459     16,161,736      19,818,308     17,795,258     9,332,617      5,191,230
                                          =============  =============   =============   ============  ============    ===========
Net asset value per share ..............         $16.43         $13.53          $18.07         $10.46        $10.51         $10.48
                                          =============  =============   =============   ============  ============    ===========
===================================================================================================================================
COMPOSITION OF NET ASSETS
Capital shares at par ..................  $     137,165  $     161,617   $     198,183   $    177,953  $     93,326    $    51,912
Additional paid-in-capital .............    174,164,021    199,723,847     237,273,166    180,897,643    94,668,573     53,245,750
Undistributed net investment income
  (distributions in excess of net
  investment income) ...................      2,558,738       (119,794)      2,395,934      5,923,248     2,987,146      1,474,872
Accumulated net realized gain (loss) on
  investments, futures contracts,
  option contracts and foreign currency
  transactions .........................      6,673,521     (5,347,594)     18,804,046       (952,179)      288,524       (487,445)
Net unrealized appreciation on
  investments, translation of assets
  and liabilities in foreign
  currencies, futures contracts and
  option contracts .....................     41,861,192     24,199,093      99,391,862         34,799        91,159        113,954
                                          -------------  -------------   -------------   ------------  ------------    -----------
                                          $ 225,394,637  $ 218,617,169   $ 358,063,191   $186,081,464  $ 98,128,728    $54,399,043
                                          =============  =============   =============   ============  ============    ===========


    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Statements of Operations
American Odyssey Funds, Inc. / For the six months ended June 30, 1997
(unaudited)
-------------------------------------------------------------------------------

                                                          Emerging                                    Intermediate-
                                         International  Opportunities   Core Equity      Long-Term        Term         Short-Term
                                         Equity Fund        Fund            Fund         Bond Fund      Bond Fund      Bond Fund
                                         -------------  --------------  -------------  -------------- --------------  -------------
INVESTMENT INCOME
Dividends .............................  $  3,085,317(1)$    155,182   $   3,226,747   $         --   $          --   $         --
Interest ..............................       287,444        405,734         146,822      6,202,451       3,096,194      1,625,600
                                         -------------  -------------  --------------  -------------  --------------  -------------
   Total income .......................     3,372,761        560,916       3,373,569      6,202,451       3,096,194      1,625,600
                                         -------------  -------------  --------------  -------------  --------------  -------------
EXPENSES
Management fees (Note 3) ..............       622,744        577,841         902,017        436,673         234,617        130,297
Audit fees ............................         2,482          3,071           5,071          3,516             139             --
Director's fees & expenses ............        10,705         10,845          16,211          8,125           5,194          2,694
Custodian fees ........................       148,718         63,093          98,777         53,071          20,472         16,554
Legal fees ............................         4,520          4,907           5,686          3,473           2,422            729
Printing expense ......................        15,534         15,205          19,584         12,499           7,635          5,168
Amortization of organization expense ..         2,467          2,436           2,404          2,427           2,440          2,478
Miscellaneous expense .................         2,654          3,312           7,308          2,154           1,824            879
                                         -------------  -------------  --------------  -------------  --------------  -------------
   Total expenses before reimbursement        809,824        680,710       1,057,058        521,938         274,743        158,799
                                         -------------  -------------  --------------  -------------  --------------  -------------
   Reimbursement repaid to Management
     Company (Note 3) .................            --             --              --             --              --         37,416
Less:
   Expenses paid under directed
     brokerage arrangements (Note 4) ..       (15,203)            --         (31,527)            --              --             --
                                         -------------  -------------  --------------  -------------  --------------  -------------
   Net expenses .......................       794,621        680,710       1,025,531        521,938         274,743        196,215
                                         -------------  -------------  --------------  -------------  --------------  -------------
     Net investment income (loss) .....     2,578,140       (119,794)      2,348,038      5,680,513       2,821,451      1,429,385
                                         -------------  -------------  --------------  -------------  --------------  -------------
REALIZED and UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on security
   transactions .......................     1,891,481        230,125      14,505,974     (1,032,694)       (187,352)      (383,848)
Net realized loss on futures contracts             --             --              --       (829,471)             --             --
Net realized gain on option contracts .            --             --              --        702,450              --             --
                                         -------------  -------------  --------------  -------------  --------------  -------------
   Net realized gain (loss) on
     security transactions, futures
     contracts and option contracts ...     1,891,481        230,125      14,505,974     (1,159,715)       (187,352)      (383,848)
Net realized gain on foreign currency
   transactions .......................     3,920,026             --              --             --              --             --
Net increase in unrealized
   appreciation of investments,
   futures contracts and option
   contracts ..........................    10,583,263      4,037,923      33,497,479        928,168         289,245        203,270
Net unrealized depreciation from
   translation of assets and
   liabilities in foreign currencies ..      (567,187)            --              --             --              --             --
                                         -------------  -------------  --------------  -------------  --------------  -------------
   Net realized and unrealized gain
     (loss) on investments ............    15,827,583      4,268,048      48,003,453       (231,547)        101,893       (180,578)
                                         -------------  -------------  --------------  -------------  --------------  -------------
Net increase in net assets from
   operations .........................  $ 18,405,723   $  4,148,254   $  50,351,491   $  5,448,966   $   2,923,344   $  1,248,807
                                         =============  =============  ==============  =============  ==============  =============
(1)  Net of withholding taxes of $394,362.



    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
   Statements of Changes in Net Assets
   American Odyssey Funds, Inc.
-------------------------------------------------------------------------------

                                                                      International Equity Fund       Emerging Opportunities Fund
                                                                    ------------------------------   -----------------------------
                                                                    Period ended                      Period ended
                                                                       June 30,       Year ended        June 30,       Year ended
                                                                        1997         December 31,         1997        December 31,
                                                                      unaudited          1996          unaudited          1996
                                                                    ------------     ------------    -------------    ------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income (loss) ...................................    $  2,578,140     $  1,951,989    $    (119,794)   $   (661,610)
Net realized gain (loss) on security transactions, futures
  contracts and option contracts ...............................       1,891,481        1,855,312          230,125       9,311,902
Net realized gain (loss) on foreign currency transactions ......       3,920,026        1,968,421               --              --
Net increase (decrease) in unrealized appreciation
  (depreciation) of investments, translation of assets and
  liabilities in foreign currencies, futures contracts and
  option contracts .............................................      10,016,076       22,072,465        4,037,923     (16,078,616)
                                                                    -------------    -------------   --------------   -------------
   Net increase (decrease) in net assets resulting from
     operations ................................................      18,405,723       27,848,187        4,148,254      (7,428,324)
                                                                    -------------    -------------   --------------   -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .....................................              --       (3,751,066)              --              --
From net realized gains on investment transactions .............              --         (903,958)              --     (14,364,919)
                                                                    -------------    -------------   --------------   -------------
   Total distributions to shareholders .........................              --       (4,655,024)              --     (14,364,919)
                                                                    -------------    -------------   --------------   -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares ..................................      20,255,818       89,218,342       34,950,708     103,366,353
Distributions reinvested .......................................       4,655,024          896,810       14,364,919       6,627,286
Cost of shares repurchased .....................................      (5,031,176)     (18,313,612)      (6,124,928)    (74,115,064)
                                                                    -------------    -------------   --------------   -------------
   Net increase from capital share transactions ................      19,879,666       71,801,540       43,190,699      35,878,575
                                                                    -------------    -------------   --------------   -------------
Net increase in net assets .....................................      38,285,389       94,994,703       47,338,953      14,085,332

NET ASSETS
Beginning of period ............................................     187,109,248       92,114,545      171,278,216     157,192,884
                                                                    -------------    -------------   --------------   -------------
End of period ..................................................     225,394,637      187,109,248      218,617,169     171,278,216
                                                                    =============    =============   ==============   =============
Undistributed (excess distribution) net investment income ......    $  2,558,738     $    (19,402)   $    (119,794)   $         --
                                                                    =============    =============   ==============   =============

CAPITAL SHARES
Capital shares outstanding, beginning of period ................      12,410,280        7,264,073       12,764,369      10,462,738
Capital shares issued ..........................................       1,320,155        6,422,181        2,792,108       6,669,075
Capital shares from distributions reinvested ...................         312,627           70,283        1,087,428         443,000
Capital shares redeemed ........................................        (326,603)      (1,346,257)        (482,169)     (4,810,444)
                                                                    -------------    -------------   --------------   -------------
Capital shares outstanding, end of period ......................      13,716,459       12,410,280       16,161,736      12,764,369
                                                                    =============    =============   ==============   =============


    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
   Statements of Changes in Net Assets
   American Odyssey Funds, Inc.
-------------------------------------------------------------------------------

                                                                         Core Equity Fund               Long-Term Bond Fund
                                                                   ------------------------------   -----------------------------
                                                                   Period ended                     Period ended
                                                                     June 30,       Year ended        June 30,        Year ended
                                                                       1997        December 31,         1997         December 31,
                                                                    unaudited          1996           unaudited          1996
                                                                   -------------   --------------   --------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income (loss) ...................................   $  2,348,038    $   4,660,486    $   5,680,513    $  8,450,174
Net realized gain (loss) on security transactions, futures
  contracts and option contracts ...............................     14,505,974       15,834,337       (1,159,715)       (650,445)
Net realized gain (loss) on foreign currency transactions ......
Net increase (decrease) in unrealized appreciation
  (depreciation) of investments, translation of assets and
  liabilities in foreign currencies, futures contracts and
  option contracts .............................................     33,497,479       30,480,771          928,168      (4,201,977)
                                                                   -------------   --------------   --------------   -------------
   Net increase (decrease) in net assets resulting from
     operations ................................................     50,351,491       50,975,594        5,448,966       3,597,752
                                                                   -------------   --------------   --------------   -------------


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .....................................             --       (4,697,100)              --      (8,175,364)
From net realized gains on investment transactions .............             --      (11,536,265)              --              --
                                                                   -------------   --------------   --------------   -------------
   Total distributions to shareholders .........................             --      (16,233,365)              --      (8,175,364)
                                                                   -------------   --------------   --------------   -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares ..................................     30,413,773       89,834,796       13,622,544      64,001,096
Distributions reinvested .......................................     16,148,854        8,600,854        8,175,364      10,236,499
Cost of shares repurchased .....................................    (12,622,453)     (43,141,162)      (1,859,926)    (23,577,889)
                                                                   -------------   --------------   --------------   -------------
   Net increase from capital share transactions ................     33,940,174       55,294,488       19,937,982      50,659,706
                                                                   -------------   --------------   --------------   -------------
Net increase in net assets .....................................     84,291,665       90,036,717       25,386,948      46,082,094

NET ASSETS
Beginning of period ............................................    273,771,526      183,734,809      160,694,516     114,612,422
                                                                   -------------   --------------   --------------   -------------
End of period ..................................................    358,063,191      273,771,526      186,081,464     160,694,516
                                                                   =============   ==============   ==============   =============
Undistributed (excess distribution) net investment income ......   $  2,395,934    $      47,896    $   5,923,248    $    242,735
                                                                   =============   ==============   ==============   =============

CAPITAL SHARES
Capital shares outstanding, beginning of period ................     17,673,755       13,795,844       15,828,492      10,887,947
Capital shares issued ..........................................      1,843,106        6,205,107        1,336,777       6,272,737
Capital shares from distributions reinvested ...................      1,049,308          639,225          811,853         973,051
Capital shares redeemed ........................................       (747,861)      (2,966,421)        (181,864)     (2,305,243)
                                                                   =============   ==============   ==============   =============
Capital shares outstanding, end of period ......................     19,818,308       17,673,755       17,795,258      15,828,492
                                                                   =============   ==============   ==============   =============




                                                                  Intermediate-Term Bond Fund          Short-Term Bond Fund
                                                                  -----------------------------    -----------------------------
                                                                   Period ended                    Period ended
                                                                     June 30,      Year ended        June 30,      Year ended
                                                                       1997       December 31,         1997       December 31,
                                                                    unaudited         1996          unaudited         1996
                                                                   -------------  --------------   -------------  --------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income (loss) ...................................   $  2,821,451    $  5,111,303    $  1,429,385    $ 1,767,705
Net realized gain (loss) on security transactions, futures
  contracts and option contracts ...............................       (187,352)        488,591        (383,848)        75,014
Net realized gain (loss) on foreign currency transactions ......
Net increase (decrease) in unrealized appreciation
  (depreciation) of investments, translation of assets and
  liabilities in foreign currencies, futures contracts and
  option contracts .............................................        289,245      (1,945,622)        203,270       (585,095)
                                                                   -------------   -------------   -------------   ------------
   Net increase (decrease) in net assets resulting from
     operations ................................................      2,923,344       3,654,272       1,248,807      1,257,624
                                                                   -------------   -------------   -------------   ------------


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .....................................             --      (4,980,334)             --     (1,745,696)
From net realized gains on investment transactions .............             --              --              --             --
                                                                   -------------   -------------   -------------   ------------
   Total distributions to shareholders .........................             --      (4,980,334)             --     (1,745,696)
                                                                   -------------   -------------   -------------   ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares ..................................      5,749,903      34,374,279       4,610,392     29,548,991
Distributions reinvested .......................................      4,980,334       4,749,913       1,745,696      1,291,083
Cost of shares repurchased .....................................     (1,909,927)    (24,893,538)     (1,878,768)    (7,534,399)
                                                                   -------------   -------------   -------------   ------------
   Net increase from capital share transactions ................      8,820,310      14,230,654       4,477,320     23,305,675
                                                                   -------------   -------------   -------------   ------------
Net increase in net assets .....................................     11,743,654      12,904,592       5,726,127     22,817,603

NET ASSETS
Beginning of period ............................................     86,385,074      73,480,482      48,672,916     25,855,313
                                                                   -------------   -------------   -------------   ------------
End of period ..................................................     98,128,728      86,385,074      54,399,043     48,672,916
                                                                   =============   =============   =============   ============
Undistributed (excess distribution) net investment income ......   $  2,987,146    $    165,695    $  1,474,872    $    45,487
                                                                   =============   =============   =============   ============

CAPITAL SHARES
Capital shares outstanding, beginning of period ................      8,470,117       7,081,020       4,754,313      2,530,211
Capital shares issued ..........................................        558,239       3,298,559         447,638      2,826,896
Capital shares from distributions reinvested ...................        489,227         457,603         170,812        126,329
Capital shares redeemed ........................................       (184,966)     (2,367,065)       (181,533)      (729,123)
                                                                   =============   =============   =============   ============
Capital shares outstanding, end of period ......................      9,332,617       8,470,117       5,191,230      4,754,313
                                                                   =============   =============   =============   ============





    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------
   Financial Highlights
   American Odyssey Funds, Inc.
------------------------------------------------------------------------------

                                                                            International Equity Fund
                                                  -----------------------------------------------------------------------------
                                                                                                                     May 17,
                                                  Period ended                                                       1993(1)
                                                    June 30,         Year ended     Year ended      Year ended         to
                                                      1997          December 31,   December 31,    December 31,   December 31,
                                                    unaudited           1996           1995            1994           1993
                                                  -------------    -------------  --------------  -------------  --------------
NET ASSET VALUE
   Beginning of period ......................     $      15.08     $      12.68    $     10.76    $      11.98    $     10.00
                                                  ------------     ------------    -----------    ------------    -----------
OPERATIONS
   Net investment income (loss)(2)...........             0.19             0.29           0.17           (0.05)          0.03
   Net realized and unrealized gain (loss)
     on investments .........................             1.16             2.48           1.87           (0.78)          1.95
                                                  ------------     ------------    -----------    ------------    -----------
   Total from investment operations .........             1.35             2.77           2.04           (0.83)          1.98
                                                  ------------     ------------    -----------    ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income .....               --            (0.30)         (0.12)          (0.03)            --
   Distributions from net realized gains on
      investments ...........................               --            (0.07)            --           (0.26)            --
   Distributions in excess of net investment
     income or realized gains ...............               --               --             --           (0.10)            --
                                                  ------------     ------------    -----------    ------------    -----------
   Total distributions ......................               --            (0.37)         (0.12)          (0.39)            --
                                                  ------------     ------------    -----------    ------------    -----------
NET ASSET VALUE
   End of period ............................     $      16.43     $      15.08    $     12.68    $      10.76    $     11.98
                                                  ============     ============    ===========    ============    ===========
TOTAL RETURN(3)..............................             8.95%           21.93%         19.00%          (6.98)%        19.80%
RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period ..............     $225,394,637     $187,109,248    $92,114,545    $ 51,712,327    $19,978,108
   Ratios of expenses to average net assets:
     Before repayments and directed
       brokerage arrangements ...............             0.79%(4)         0.86%          1.00%           1.36%          1.76%(4)
     After repayments and directed brokerage
       arrangements(5).......................             0.78%(4)         0.83%          1.08%           1.25%          1.25%(4)
   Ratios of net investment income (loss) to
     average net assets:
     Before repayments and directed
       brokerage arrangements ...............             2.52%(4)         1.51%          1.70%           0.83%          0.34%(4)
     After repayments and directed brokerage
       arrangements .........................             2.53%(4)         1.54%          1.62%           0.94%          0.85%(4)
   Portfolio turnover rate ..................             6.76%           21.54%         31.40%          50.25%          9.20%
   Average commission rate paid(6)...........     $     0.0191     $     0.0219             --              --             --

-------------------------------------------------------------------------------

(1)  Commencement of operations.
(2) Net of expense reimbursement, repayments and directed brokerage arrangements.
(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(4)  Annualized.
(5) The After repayments and directed brokerage arrangements figure may be greater than the Before repayments and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.
(6) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.


    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
   Financial Highlights
   American Odyssey Funds, Inc.
-------------------------------------------------------------------------------

                                                                          Emerging Opportunities Fund
                                               --------------------------------------------------------------------------------
                                                                                                                    May 17,
                                               Period ended                                                        1993 (1)
                                                 June 30,         Year ended     Year ended       Year ended          to
                                                   1997          December 31,   December 31,     December 31,    December 31,
                                                unaudited            1996           1995             1994            1993
                                               -------------    --------------- --------------  ---------------  --------------
NET ASSET VALUE
   Beginning of period ....................    $      13.42     $      15.02    $      11.84    $       10.94    $      10.00
                                               -------------    -------------   -------------   --------------   -------------
OPERATIONS
   Net investment loss (2).................           (0.01)              --              --               --           (0.01)
   Net realized and unrealized gain (loss)
     on investments .......................            0.12            (0.47)           3.81             1.06            0.95
                                               -------------    -------------   -------------   --------------   -------------
   Total from investment operations .......            0.11            (0.47)           3.81             1.06            0.94
                                               -------------    -------------   -------------   --------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income ...              --               --              --               --              --
   Distributions from net realized gains
     on investments .......................              --            (1.13)          (0.58)           (0.16)             --
   Distributions in excess of net
     investment income or realized gains ..              --               --           (0.05)              --              --
                                               -------------    -------------   -------------   --------------   -------------
   Total distributions ....................              --            (1.13)          (0.63)           (0.16)             --
                                               -------------    -------------   -------------   --------------   -------------
NET ASSET VALUE
   End of period ..........................    $      13.53     $      13.42    $      15.02    $       11.84    $      10.94
                                               =============    =============   =============   ==============   =============
TOTAL RETURN (3)...........................            0.82%           (3.03)%         32.23%            9.69%           9.40%
RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period ............    $218,617,169     $171,278,216    $157,192,884    $  88,676,329    $ 29,112,652
   Ratios of expenses to average net
     assets:
     Before repayments and directed
       brokerage arrangements .............            0.73%(4)         0.72%           0.77%            0.91%           1.23%(4)
     After repayments and directed
       brokerage arrangements (5)..........            0.73%(4)         0.72%           0.77%            0.92%           1.00%(4)
   Ratios of net investment income (loss)
     to average net assets:
     Before repayments and directed
       brokerage arrangements .............           (0.13)%(4)       (0.34)%         (0.26)%          (0.31)%         (0.60)%(4)
     After repayments and directed
       brokerage arrangements .............           (0.13)%(4)       (0.34)%         (0.26)%          (0.32)%         (0.38)%(4)
   Portfolio turnover rate ................           41.82%           43.00%          36.02%           27.40%           8.70%
   Average commission rate paid (6)........    $     0.0550     $     0.0505              --               --              --

-------------------------------------------------------------------------------
(1)  Commencement of operations.
(2) Net of expense reimbursement, repayments and directed brokerage arrangements.
(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(4)  Annualized.
(5) The After repayments and directed brokerage arrangements figure may be greater than the Before repayments and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.
(6) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.


   The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
   Financial Highlights
   American Odyssey Funds, Inc.
-------------------------------------------------------------------------------

                                                                               Core Equity Fund
                                               -------------------------------------------------------------------------------
                                                                                                                    May 17,
                                               Period ended                                                        1993 (1)
                                                 June 30,         Year ended      Year ended      Year ended          to
                                                   1997          December 31,    December 31,    December 31,     December 31,
                                                 unaudited          1996            1995             1994             1993
                                               -------------    -------------   -------------   --------------   -------------
NET ASSET VALUE
   Beginning of period ....................    $      15.49     $      13.32    $      10.06    $       10.33    $      10.00
                                               -------------    -------------   -------------   --------------   -------------
OPERATIONS
   Net investment income (2)...............            0.12             0.26            0.25             0.16            0.06
   Net realized and unrealized gain (loss)
     on investments .......................            2.46             2.83            3.63            (0.26)           0.33
                                               -------------    -------------   -------------   --------------   -------------
   Total from investment operations .......            2.58             3.09            3.88            (0.10)           0.39
                                               -------------    -------------   -------------   --------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income ...              --            (0.27)          (0.24)           (0.17)          (0.06)
   Distributions from net realized gains
     on investments .......................              --            (0.65)          (0.37)              --              --
   Distributions in excess of net
     investment income or realized gains ..              --               --           (0.01)              --              --
                                               -------------    -------------   -------------   --------------   -------------
   Total distributions ....................              --            (0.92)          (0.62)           (0.17)          (0.06)
                                               -------------    -------------   -------------   --------------   -------------
NET ASSET VALUE
   End of period ..........................    $      18.07     $      15.49    $      13.32    $       10.06    $      10.33
                                               =============    =============   =============   ==============   =============
TOTAL RETURN (3)...........................           16.66%           23.20%          38.56%           (1.01)%          3.90%
RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period ............    $358,063,191     $273,771,526    $183,734,809    $ 101,591,613    $ 37,355,875
   Ratios of expenses to average net
    assets:
     Before repayments and directed
       brokerage arrangements .............            0.66%(4)         0.68%           0.72%            0.84%           1.12%(4)
     After repayments and directed
       brokerage arrangements (5)..........            0.64%(4)         0.66%           0.70%            0.85%           1.00%(4)
   Ratios of net investment income (loss)
     to average net assets:
     Before repayments and directed
       brokerage arrangements .............            1.45%(4)         1.93%           2.32%            2.27%           1.84%(4)
     After repayments and directed
       brokerage arrangements .............            1.47%(4)         1.95%           2.33%            2.27%           1.96%(4)
   Portfolio turnover rate ................           19.74%           45.73%          38.44%           48.16%          48.00%
   Average commission rate paid (6)........    $     0.0597     $     0.0594              --               --              --

--------------------------------------------------------------------------------
(1)  Commencement of operations.
(2) Net of expense reimbursement, repayments and directed brokerage arrangements.
(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(4)  Annualized.
(5) The After repayments and directed brokerage arrangements figure may be greater than the Before repayments and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.
(6) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.


    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
   Financial Highlights
   American Odyssey Funds, Inc.
-------------------------------------------------------------------------------

                                                                              Long-Term Bond Fund
                                                 -----------------------------------------------------------------------------
                                                                                                                    May 17,
                                                 Period ended                                                      1993 (1)
                                                   June 30,        Year ended      Year ended      Year ended         to
                                                     1997         December 31,    December 31,    December 31,   December 31,
                                                  unaudited           1996            1995            1994           1993
                                                 -------------    -------------   --------------  -------------  -------------
NET ASSET VALUE
   Beginning of period .....................    $       10.15     $      10.53    $       9.37    $      10.33    $     10.00
                                                --------------    -------------   -------------   -------------   ------------
OPERATIONS
   Net investment income (2)................             0.32             0.50            0.53            0.37           0.62
   Net realized and unrealized gain (loss)
     on investments ........................            (0.01)           (0.36)           1.57           (0.97)          0.45
                                                --------------    -------------   -------------   -------------   ------------
   Total from investment operations ........             0.31             0.14            2.10           (0.60)          1.07
                                                --------------    -------------   -------------   -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income ....               --            (0.52)          (0.57)          (0.34)         (0.18)
   Distributions from net realized gains on
     investments ...........................               --               --           (0.27)          (0.02)         (0.56)
   Distributions in excess of net
     investment income or realized gains ...               --               --           (0.10)             --             --
                                                --------------    -------------   -------------   -------------   ------------
   Total distributions .....................               --            (0.52)          (0.94)          (0.36)         (0.74)
                                                --------------    -------------   -------------   -------------   ------------
NET ASSET VALUE
   End of period ...........................    $       10.46     $      10.15    $      10.53    $       9.37    $     10.33
                                                ==============    =============   =============   =============   ============
TOTAL RETURN (3)............................             3.05%            1.34%          22.44%          (5.79)%        10.70%
RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period .............    $ 186,081,464     $160,694,516    $114,612,422    $ 70,359,236    $25,771,838
   Ratios of expenses to average net assets:
     Before repayments and directed
       brokerage arrangements ..............             0.60%(4)         0.63%           0.66%           0.73%          1.30%(4)(5)
     After repayments and directed
       brokerage arrangements (6)...........             0.60%(4)         0.63%           0.70%           0.75%          0.75%(4)
   Ratios of net investment income (loss)
     to average net assets:
     Before repayments and directed
       brokerage arrangements ..............             6.50%(4)         5.88%           6.67%           7.08%         15.19%(4)
     After repayments and directed
       brokerage arrangements ..............             6.50%(4)         5.88%           6.63%           7.05%         15.73%(4)
   Portfolio turnover rate .................           207.81%          369.32%         381.53%         152.91%        589.40%

-------------------------------------------------------------------------------
(1)  Commencement of operations.
(2) Net of expense reimbursement, repayments and directed brokerage arrangements.
(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(4)  Annualized.
(5) The Long-Term Bond Fund did not qualify in 1993 as a regulated investment company for federal income tax purposes because it had substantial short-term capital gains during this period and was not able to meet the requirement that no more than 30% of the Fund's investment income may be from realized capital gains on the sale of securities held for less than three months. While the Fund incurred a federal income tax of approximately $155,000, the investment adviser to the Long-Term Bond Fund reimbursed the Fund for the taxes and related legal expenses, so no shareholder of the Fund was affected. The ratio of expenses to average net assets would have been 2.58% had the adviser not agreed to reimburse the Fund for these expenses. The Fund qualified in 1994, 1995 and 1996 as a regulated investment company and intends to do so in future years as well.
(6) The After repayments and directed brokerage arrangements figure may be greater than the Before repayments and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.


    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
   Financial Highlights
   American Odyssey Funds, Inc.
-------------------------------------------------------------------------------

                                                                        Intermediate-Term Bond Fund
                                               -------------------------------------------------------------------------------
                                                                                                                    May 17,
                                                Period ended                                                        1993 (1)
                                                  June 30,        Year ended       Year ended      Year ended         to
                                                   1997          December 31,     December 31,    December 31,    December 31,
                                                 unaudited          1996             1995             1994            1993
                                               -------------    -------------   --------------   -------------   -------------
NET ASSET VALUE
   Beginning of period ....................    $      10.20     $      10.38    $       9.61    $       10.28    $      10.00
                                               -------------    -------------   -------------   --------------   -------------

OPERATIONS
   Net investment income (2)...............            0.30             0.61            0.54             0.38            0.17
   Net realized and unrealized gain (loss)
     on investments .......................            0.01            (0.20)           0.90            (0.67)           0.28
                                               -------------    -------------   -------------   --------------   -------------
   Total from investment operations .......            0.31             0.41            1.44            (0.29)           0.45
                                               -------------    -------------   -------------   --------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income ...              --            (0.59)          (0.55)           (0.38)          (0.17)
   Distributions from net realized gains
     on investments .......................              --               --           (0.07)              --              --
   Distributions in excess of net
     investment income or realized gains ..              --               --           (0.05)              --              --
                                               -------------    -------------   -------------   --------------   -------------
   Total distributions ....................              --            (0.59)          (0.67)           (0.38)          (0.17)
                                               -------------    -------------   -------------   --------------   -------------

NET ASSET VALUE
   End of period ..........................    $      10.51     $      10.20    $      10.38    $        9.61    $      10.28
                                               =============    =============   =============   ==============   =============
TOTAL RETURN (3)...........................            3.04%            3.95%          15.01%           (2.85)%          4.50%
RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period ............    $ 98,128,728     $ 86,385,074    $ 73,480,482    $  48,570,907    $ 19,897,257
   Ratios of expenses to average net
     assets:
     Before repayments and directed
       brokerage arrangements .............            0.59%(4)         0.66%           0.68%            0.75%           1.37%(4)
     After repayments and directed
       brokerage arrangements (5)..........            0.59%(4)         0.66%           0.75%            0.75%           0.75%(4)
   Ratios of net investment income (loss)
     to average net assets:
     Before repayments and directed
       brokerage arrangements .............            6.01%(4)         5.77%           6.19%            5.35%           3.73%(4)
     After repayments and directed
       brokerage arrangements .............            6.01%(4)         5.77%           6.11%            5.35%           4.35%(4)
   Portfolio turnover rate ................           52.76%          191.20%         137.14%           22.72%             --

--------------------------------------------------------------------------------
(1)  Commencement of operations.
(2) Net of expense reimbursement, repayments and directed brokerage arrangements.
(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(4)  Annualized.
(5) The After repayments and directed brokerage arrangements figure may be greater than the Before repayments and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
   Financial Highlights
   American Odyssey Funds, Inc.
-------------------------------------------------------------------------------

                                                                            Short-Term Bond Fund
                                               -------------------------------------------------------------------------------
                                                                                                                   May 17,
                                               Period ended                                                        1993 (1)
                                                 June 30,        Year ended      Year ended      Year ended           to
                                                   1997         December 31,    December 31,    December 31,     December 31,
                                                unaudited           1996            1995            1994             1993
                                               -------------    -------------   --------------  --------------   -------------
NET ASSET VALUE
   Beginning of period ....................    $      10.24     $      10.22    $       9.68    $       10.07    $      10.00
                                               -------------    -------------   -------------   --------------   -------------
OPERATIONS
   Net investment income (2)...............            0.27             0.37            0.51             0.45            0.19
   Net realized and unrealized gain (loss)
     on investments .......................           (0.03)            0.02            0.54            (0.46)           0.08
                                               -------------    -------------   -------------   --------------   -------------
   Total from investment operations .......            0.24             0.39            1.05            (0.01)           0.27
                                               -------------    -------------   -------------   --------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income ...              --            (0.37)          (0.51)           (0.38)          (0.14)
   Distributions from net realized gains
     on investments .......................              --               --              --               --           (0.01)
   Distributions in excess of net
     investment income or realized gains ..              --               --              --               --           (0.05)
                                               -------------    -------------   -------------   --------------   -------------
   Total distributions ....................              --            (0.37)          (0.51)           (0.38)          (0.20)
                                               -------------    -------------   -------------   --------------   -------------
NET ASSET VALUE
   End of period ..........................    $      10.48     $      10.24    $      10.22    $        9.68    $      10.07
                                               =============    =============   =============   ==============   =============
TOTAL RETURN (3)...........................            2.34%            3.80%          10.86%           (0.14)%          2.70%
RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period ............    $ 54,399,043     $ 48,672,916    $ 25,855,313    $  17,628,991    $  8,181,243
   Ratios of expenses to average net
     assets:
     Before repayments and directed
       brokerage arrangements .............            0.61%(4)         0.68%           0.76%            1.02%           1.72%(4)
     After repayments and directed
       brokerage arrangements (5)..........            0.75%(4)         0.75%           0.75%            0.75%           0.75%(4)
   Ratios of net investment income (loss)
     to average net assets:
     Before repayments and directed
       brokerage arrangements .............            5.63%(4)         5.54%           5.77%            4.99%           3.52%(4)
     After repayments and directed
       brokerage arrangements .............            5.49%(4)         5.47%           5.78%            5.25%           4.49%(4)
   Portfolio turnover rate ................          130.47%          154.51%          93.37%          233.25%         144.30%

--------------------------------------------------------------------------------
(1)  Commencement of operations.
(2) Net of expense reimbursement, repayments and directed brokerage arrangements.
(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(4)  Annualized.
(5) The After repayments and directed brokerage arrangements figure may be greater than the Before repayments and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / International Equity Fund / June 30, 1997 (unaudited)
--------------------------------------------------------------------------------


Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 94.3%
AUTOMOTIVE -- 1.0%
   36,615   Michelin B.........................................  $    2,200,913
                                                                 ---------------
BANKING -- 15.5%
  267,776   ABN Amro Holdings..................................       5,002,028
  191,650   Allied Irish Banks Plc.............................       1,465,624
   78,635   Banco de Santander.................................       2,427,431
  240,200   Bangkok Bank Co. Ltd...............................       1,650,462
  295,200   Barclay's Plc......................................       5,856,295
  453,000   DCB Holdings.......................................       1,435,784
  332,250   Development Bank of Singapore......................       4,182,596
  526,524   Lloyds TSB Group Plc...............................       5,397,923
  524,550   National Australia Bank Ltd........................       7,454,484
                                                                 ---------------
                                                                     34,872,627
                                                                 ---------------
BEVERAGES, FOOD & TOBACCO -- 11.7%
  661,560   B.A.T. Industries..................................       5,918,050
  336,480   Cadbury Schweppes Plc..............................       2,998,811
  260,800   Fraser & Neave Ltd.................................       1,860,443
  372,151   Grand Metropolitan Plc.............................       3,601,640
  601,000   Gudang Garam.......................................       2,521,135
  656,000   HM Sampoerna.......................................       2,502,312
    2,630   Nestle.............................................       3,474,555
   14,801   Nutricia Verenidge Bedrijven.......................       2,341,783
  430,650   San Miguel Corp. B.................................       1,134,720
                                                                 ---------------
                                                                     26,353,449
                                                                 ---------------
BUILDING MATERIALS -- 2.4%
  419,000   City Developments..................................       4,102,513
  278,000   Hume Industries....................................       1,277,632
                                                                 ---------------
                                                                      5,380,145
                                                                 ---------------
CHEMICALS -- 0.6%
   13,060   DSM................................................       1,301,786
                                                                 ---------------
COMMUNICATIONS -- 5.0%
  249,500   Cable & Wireless...................................       2,283,823
   65,050   Royal PTT Nederland NV.............................       2,556,419
  474,520   STET...............................................       2,760,900
  886,000   Telekomunikasi.....................................       1,448,433
  471,700   Vodafone Group Plc.................................       2,296,236
                                                                 ---------------
                                                                     11,345,811
                                                                 ---------------
CONGLOMERATES -- 5.7%
    4,342   Alusuisse Lonza Holdings...........................       4,503,278
  811,611   BTR Ltd............................................       2,775,791
  549,000   Indocement Tunggal.................................         852,323
  757,000   Sime-Darby Berhad..................................       2,519,296
  305,000   United Engineers...................................       2,199,264
                                                                 ---------------
                                                                     12,849,952
                                                                 ---------------
ELECTRIC UTILITIES -- 2.6%
  343,990   Scottish Power Plc.................................       2,238,481
   64,210   Veba AG............................................       3,629,586
                                                                 ---------------
                                                                      5,868,067
                                                                 ---------------
ELECTRICAL EQUIPMENT -- 4.1%
  538,080   General Electric Plc...............................       3,214,920
  224,770   Siebe Plc..........................................       3,804,435
   36,910   Siemens............................................       2,212,437
                                                                 ---------------
                                                                      9,231,792
                                                                 ---------------
ELECTRONICS -- 0.8%
  227,150   Farnell Electronic.................................       1,765,455
                                                                 ---------------
ENTERTAINMENT & LEISURE -- 3.4%
  142,700   EMI Group Plc......................................       2,559,011
  274,050   Granada Group Plc..................................       3,603,182
  394,450   Ladbroke Group.....................................       1,542,733
                                                                 ---------------
                                                                      7,704,926
                                                                 ---------------
FINANCIAL SERVICES -- 2.2%
  595,510   Grupo Financiero Banamex*..........................       1,557,140
  113,400   HSBC Holdings Plc..................................       3,410,505
                                                                 ---------------
                                                                      4,967,645
                                                                 ---------------
FOOD RETAILERS -- 1.2%
  327,150   TI Group Plc.......................................       2,850,327
                                                                 ---------------
FOREST PRODUCTS & PAPER -- 1.5%
  694,600   Jefferson Smurfit Group............................       2,011,909
   63,200   UPM-Kymmene........................................       1,460,094
                                                                 ---------------
                                                                      3,472,003
                                                                 ---------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / International Equity Fund / June 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

Shares                                                              Value
--------------------------------------------------------------------------------
HEAVY MACHINERY -- 2.1%
   10,434   Mannesmann AG......................................  $    4,664,519
                                                                 ---------------
INSURANCE -- 6.3%
  117,850   International Nederlanden Groep....................       5,443,420
  334,180   Prudential Corp....................................       3,234,161
    3,905   Schw Ruckversicher.................................       5,531,312
                                                                 ---------------
                                                                     14,208,893
                                                                 ---------------
MEDIA - BROADCASTING
   & PUBLISHING -- 5.1%
  236,100   Elsevier NV........................................       3,952,408
  687,000   News Corp Ltd......................................       3,268,059
  210,800   Singapore Press Holdings Ltd.......................       4,245,913
                                                                 ---------------
                                                                     11,466,380
                                                                 ---------------
METALS -- 0.9%
  331,950   Western Mining Corp. Ltd...........................       2,076,447
                                                                 ---------------
MINING -- 1.6%
  248,100   Broken Hill Proprietary Co.........................       3,621,144
                                                                 ---------------
OFFICE EQUIPMENT -- 2.6%
  217,000   Canon..............................................       5,916,613
                                                                 ---------------
OIL & GAS -- 4.1%
   10,300   ELF Aquitaine......................................       1,112,292
   44,920   Royal Dutch Petroleum..............................       2,340,781
  668,250   Shell Transport & Trading..........................       4,559,871
   11,570   Total S.A. - Series B..............................       1,170,610
                                                                 ---------------
                                                                      9,183,554
                                                                 ---------------
PHARMACEUTICALS -- 12.2%
  194,680   Glaxo Wellcome Plc.................................       4,025,768
   80,330   Hoechst AG.........................................       3,406,747
    6,997   Novartis...........................................      11,202,109
   34,125   Pharmacia & Upjohn.................................       1,151,859
      383   Roche Holding AG...................................       3,469,160
  129,950   Zeneca Group.......................................       4,295,224
                                                                 ---------------
                                                                     27,550,867
                                                                 ---------------
RETAILERS -- 1.7%
  413,400   Argyll Group.......................................       2,390,858
  120,550   Kingfisher.........................................       1,368,303
                                                                 ---------------
                                                                      3,759,161
                                                                 ---------------
Total Common Stocks
   (Cost $171,100,631) ........................................     212,612,476
                                                                 ---------------

PREFERRED STOCKS -- 0.2%
MEDIA - BROADCASTING & PUBLISHING
  104,200   News Corp Ltd.
            (Cost $397,804) ...................................         407,474
                                                                 ---------------

Total Investments -- 94.5%
   (Cost $171,498,435)                                              213,019,950
Other assets in excess of liabilities -- 5.5%                        12,374,687
                                                                 ===============
Total Net Assets-- 100.0%                                        $  225,394,637
                                                                 ===============


Notes to the Portfolio of Investments:
*    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Investments by Country
American Odyssey Funds, Inc./International Equity Fund/June 30, 1997 (unaudited) (continued)
-------------------------------------------------------------------------------

                                                    Percentage of
               COUNTRY                               Net Assets
             -----------------------------------------------------

             Great Britain                              32.2
             Switzerland                                12.5
             Netherlands                                10.2
             Australia                                   7.5
             Singapore                                   6.4
             Germany                                     6.2
             Indonesia                                   3.3
             Malaysia                                    3.3
             Japan                                       2.6
             France                                      2.0
             Ireland                                     1.5
             Hong Kong                                   1.5
             Italy                                       1.2
             Spain                                       1.1
             Thailand                                    0.7
             Mexico                                      0.7
             Finland                                     0.6
             Sweden                                      0.5
             Philippines                                 0.5
                                                       ======
               Total                                    94.5%
                                                       ======

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 1997 (unaudited)
-------------------------------------------------------------------------------


Shares                                                              Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 93.3%
ADVERTISING -- 1.3%
   59,100   Catalina Marketing Corp............................  $    2,844,187
                                                                 ---------------
AEROSPACE & DEFENSE -- 0.2%
   15,700   BE Aerospace, Inc.*................................         496,513
                                                                 ---------------
APPAREL RETAILERS -- 4.6%
  259,600   Sunglass Hut, Inc.*................................       1,638,725
   76,800   Talbots, Inc.......................................       2,611,199
   95,200   The Men's Wearhouse, Inc.*.........................       2,998,799
  141,800   The Sports Authority, Inc..........................       2,756,237
                                                                 ---------------
                                                                     10,004,960
                                                                 ---------------
AUTOMOTIVE -- 0.3%
    7,600   Keystone Automotive Industries, Inc.*..............         129,200
   16,600   Wabash National Corp...............................         462,725
                                                                 ---------------
                                                                        591,925
                                                                 ---------------
BANKING -- 0.7%
   14,200   Alliance Bancorp, Inc..............................         427,775
    6,800   Community Capital Corp.*...........................          82,025
    7,500   First Commerce Corp................................         330,000
   18,400   IBS Financial Corp.................................         333,500
    7,800   Union Planters Corp................................         404,625
                                                                 ---------------
                                                                      1,577,925
                                                                 ---------------
BEVERAGES, FOOD & TOBACCO -- 2.1%
   87,250   Dreyers Grand Ice Cream, Inc.......................       3,446,374
   25,450   Flowers Industries, Inc............................         427,878
   21,900   Hudson Foods.......................................         357,244
    9,600   Morrison Health Care, Inc..........................         153,000
   16,400   Tasty Baking.......................................         287,000
                                                                 ---------------
                                                                      4,671,496
                                                                 ---------------
BUILDING MATERIALS -- 0.5%
    9,800   BMC West Corp.*....................................         120,050
   74,700   Dravo Corp.*.......................................         812,363
    5,400   USG Corp.*.........................................         197,100
                                                                 ---------------
                                                                      1,129,513
                                                                 ---------------
BUSINESS SERVICES -- 2.3%
  113,800   Fair Issac & Co., Inc..............................       5,071,212
                                                                 ---------------
CHEMICALS -- 0.2%
    8,800   Agrium, Inc........................................         101,200
   28,100   Calgon Carbon Corp.................................         389,888
                                                                 ---------------
                                                                        491,088
                                                                 ---------------
COMMERCIAL SERVICES -- 7.0%
   39,200   American Banknote Corp.*...........................         181,300
    5,600   First USA Paymentech, Inc.*........................         162,050
  115,000   ICF International Inc., Class A*...................         316,250
   73,400   Laidlaw Environmental Services*....................         220,200
   72,900   Lo-Jack Corp.*.....................................       1,047,938
   67,500   On Assignment, Inc.*...............................       2,632,499
   94,450   Precision Response Corp.*..........................       1,558,425
   99,900   Quick Response Services, Inc.*.....................       3,621,374
  197,400   Sitel Corp.........................................       4,071,374
   55,300   Sothebys, Inc......................................         933,188
   10,500   Stewart Enterprises, Inc...........................         441,000
                                                                 ---------------
                                                                     15,185,598
                                                                 ---------------
COMMUNICATIONS -- 0.2%
   41,700   DSP Communications, Inc............................         458,700
    3,500   Harmonic Lightwaves, Inc.*.........................          59,938
                                                                 ---------------
                                                                        518,638
                                                                 ---------------
COMPUTER HARDWARE -- 0.1%
    4,300   Larson Davis, Inc.*................................          37,625
   51,600   Visioneer, Inc.*...................................         187,050
                                                                 ---------------
                                                                        224,675
                                                                 ---------------
COMPUTER SERVICES -- 4.4%
   75,100   BISYS Group, Inc.*.................................       3,135,424
  121,200   Fiserv, Inc.*......................................       5,408,549
   29,300   Gerber Scientific, Inc.............................         578,675
   57,400   Intergraph Corp.*..................................         487,900
                                                                 ---------------
                                                                      9,610,548
                                                                 ---------------
COMPUTER SOFTWARE -- 14.3%
    7,000   Acxiom Corp........................................         143,500
   20,900   Barra, Inc.*.......................................         689,700



   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------


Shares                                                              Value
--------------------------------------------------------------------------------
   77,320   BGS Systems, Inc...................................  $    2,126,300
  130,150   Boole & Babbage, Inc...............................       2,765,687
   87,800   Broderbund Software, Inc.*.........................       2,167,563
   15,100   Cellular Technical Services Co.*...................         137,788
   93,000   Data Processing Resources Corp.*...................       2,173,875
  116,300   Electronic Arts*...................................       3,910,587
   14,500   Information Resources, Inc.*.......................         204,813
   92,600   Manugistics Group, Inc.............................       4,120,699
   45,000   Maxis, Inc.*.......................................         540,000
   68,200   Novell, Inc.*......................................         473,138
  102,000   Pinnacle Systems, Inc.*............................       1,740,375
   44,500   Platinum Software Corp.*...........................         461,688
   15,100   Platinum Technology, Inc.*.........................         200,075
   95,500   Sungard Data Systems, Inc.*........................       4,440,749
   49,000   Sykes Enterprises, Inc.............................       1,274,000
  104,900   Transaction Systems................................       3,619,049
   12,000   Walker Interactive Systems*........................         168,000
                                                                 ---------------
                                                                     31,357,586
                                                                 ---------------
CONGLOMERATES -- 0.2%
   25,500   York Group, Inc....................................         478,125
                                                                 ---------------
ELECTRIC UTILITIES -- 0.1%
    7,400   Central Hudson Gas & Electric......................         254,838
                                                                 ---------------
ELECTRICAL EQUIPMENT -- 0.3%
   21,800   Evans & Sutherland Computer Co.*...................         607,675
                                                                 ---------------
ELECTRONICS -- 3.2%
   66,900   Itron, Inc.*.......................................       1,731,038
   68,400   Unitrode Corp.*....................................       3,445,649
   95,400   Zilog, Inc.*.......................................       1,812,600
                                                                 ---------------
                                                                      6,989,287
                                                                 ---------------
FINANCIAL SERVICES -- 0.3%
   29,700   Standard Financial, Inc............................         727,650
                                                                 ---------------
FOOD RETAILERS -- 1.7%
   96,600   Quality Food Centers, Inc.*........................       3,670,799
                                                                 ---------------
FOREST PRODUCTS & PAPER -- 0.7%
    9,800   Bowater, Inc.......................................         453,250
    3,900   Chesapeake Corp............................... ....         131,625
   12,200   Pope & Talbot, Inc.................................         200,538
   46,900   Stone Container Corp...............................         671,256
                                                                 ---------------
                                                                      1,456,669
                                                                 ---------------
HEALTH CARE PROVIDERS -- 3.2%
  115,500   Healthplan Services Corp...........................       2,180,063
   32,100   Humana, Inc.*......................................         742,313
   16,400   Magellan Health Services, Inc.*....................         483,800
    6,600   Maxicare Health Plans, Inc.*.......................         147,675
  126,700   Mid Atlantic Medical Services*.....................       1,971,769
   24,500   Novacare, Inc.*....................................         339,938
   19,400   Physician Reliance Network, Inc.*..................         181,875
   15,200   Rehabcare Corp.*...................................         562,400
   13,000   Sierra Health Services, Inc.*......................         406,250
                                                                 ---------------
                                                                      7,016,083
                                                                 ---------------
HEAVY MACHINERY -- 4.6%
   39,200   AGCO Corp..........................................       1,408,750
   30,400   Bucyrus International, Inc.*.......................         323,000
   16,000   Dreco Energy Services, Ltd.*.......................         840,000
  107,100   Fastenal Co........................................       5,247,899
   60,400   JLK Direct Distribution, Inc.*.....................       1,547,750
   20,900   Varco International, Inc.*.........................         674,025
                                                                 ---------------
                                                                     10,041,424
                                                                 ---------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 0.2%
   40,100   Zenith Electronics Corp.*..........................         473,681
                                                                 ---------------
HOUSEHOLD PRODUCTS -- 0.1%
    7,700   American Safety Razor Co.*.........................         139,563
                                                                 ---------------
INSURANCE -- 0.1%
    6,900   United Wisconsin Services..........................         232,444
                                                                 ---------------
MEDIA - BROADCASTING
   & PUBLISHING -- 2.0%
   10,300   Cablevision Systems Corp.*.........................         551,050


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------


Shares                                                              Value
--------------------------------------------------------------------------------
   12,200   Central European Media Enterprises Ltd.*...........  $      317,200
   52,500   Comcast Corp.......................................       1,122,188
   93,500   Meta Group, Inc.*..................................       2,033,625
   10,500   TCA Cable TV, Inc..................................         395,063
                                                                 ---------------
                                                                      4,419,126
                                                                 ---------------
MEDICAL & BIO-TECHNOLOGY -- 0.9%
   20,000   CN Biosciences, Inc.*..............................         380,000
  108,100   Idexx Labs Corp.*..................................       1,344,494
   10,200   NeoPath, Inc.*.....................................         193,800
                                                                 ---------------
                                                                      1,918,294
                                                                 ---------------
MEDICAL SUPPLIES -- 4.5%
   51,600   Henry Schein, Inc.*................................       1,612,500
    7,000   Hologic, Inc.*.....................................         186,375
   48,100   Patterson Dental Co.*..............................       1,650,431
   95,700   Physician Sales & Service, Inc.*...................       1,818,300
   97,800   Protocol Systems, Inc.*............................         782,400
   92,900   Steris Corp.*......................................       3,472,137
   16,600   Universal Hospital Services*.......................         257,300
                                                                 ---------------
                                                                      9,779,443
                                                                 ---------------
METALS -- 2.8%
   59,200   Amax Gold, Inc.*...................................         362,600
   53,900   Armco, Inc.*.......................................         208,863
   46,000   Battle Mountain Gold Co............................         261,625
   20,100   Bema Gold Corp.*...................................         120,600
   36,700   Cambior, Inc.*.....................................         415,169
   37,300   Canyon Resources Corp.*............................          90,919
   40,400   Cyprus Amax Minerals Co............................         989,800
   54,700   Echo Bay Mines Ltd.................................         314,525
    3,200   Getchell Gold Corp.*...............................         112,400
   27,300   Hecla Mining*......................................         146,738
   34,600   Kaiser Aluminum Corp.*.............................         423,850
   58,700   LTV Corp...........................................         836,475
   21,100   Oregon Steel Mills, Inc............................         420,681
   66,300   Pegasus Gold*......................................         406,088
  106,300   TVX Gold, Inc.*....................................         564,719
   20,400   Worthington Industries, Inc........................         373,575
                                                                 ---------------
                                                                      6,048,627
                                                                 ---------------
OIL & GAS EXPLORATION -- 5.5%
   11,400   Barrett Resources Corp.*...........................         341,288
   12,800   Benton Oil & Gas Co.*..............................         192,000
   24,100   Devon Energy Corp..................................         885,675
  147,300   Enserch Exploration, Inc.*.........................       1,611,094
   61,800   HS Resources, Inc.*................................         872,925
   20,100   Louisiana Land & Exploration Co....................       1,148,213
  115,200   Oryx Energy Co.*...................................       2,433,599
   38,800   Parker & Parsley Petroleum Co......................       1,372,550
   96,000   Santa Fe Energy Resources, Inc.*...................       1,410,000
   25,100   Titan Exploration, Inc.*...........................         304,338
   49,100   United Meridian Corp.*.............................       1,473,000
                                                                 ---------------
                                                                     12,044,682
                                                                 ---------------
OIL & GAS FIELD SERVICES -- 4.3%
   14,900   BJ Services Co.*...................................         799,013
   30,700   Global Marine, Inc.*...............................         713,775
   28,200   Nabors Industries, Inc*............................         705,000
   88,200   Oceaneering International, Inc.*...................       1,631,700
   36,300   Parker Drilling Co.*...............................         403,838
   15,100   Petroleum Geo-Services ADR*........................         738,013
   12,100   Pogo Producing Co..................................         468,119
   13,100   Pool Energy Services Co.*..........................         237,438
   48,400   Pride Petroleum Services, Inc.*....................       1,161,600
   22,200   Reading & Bates Corp.*.............................         593,850
   29,000   Rowan Co., Inc.*...................................         817,438
   31,100   Weatherford Enterra, Inc.*.........................       1,197,350
                                                                 ---------------
                                                                      9,467,134
                                                                 ---------------
PHARMACEUTICALS -- 3.8%
   28,200   Alpharma, Inc......................................         449,438
   18,900   Ascent Pediatrics, Inc.*...........................         170,100
   25,700   Carter-Wallace.....................................         459,388
   12,800   Genzyme Corp-General Division......................         355,200



   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / Emerging Opportunities Fund / June 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------


Shares                                                              Value
--------------------------------------------------------------------------------
   21,300   ICN Pharmaceuticals, Inc...........................  $      611,044
    7,400   Kos Pharmaceuticals*...............................         205,350
  133,700   Mylan Labs, Inc....................................       1,972,075
   11,900   Onyx Pharmaceuticals, Inc.*........................         121,975
   77,800   R. P. Scherer Corp.*...............................       4,016,424
                                                                 ---------------
                                                                      8,360,994
                                                                 ---------------
REAL ESTATE -- 0.5%
   40,900   Atlantic Gulf Communities*.........................         260,738
    3,700   Getty Petroleum Corp...............................          65,213
   14,700   Heartland Partners LP..............................         171,806
    5,400   Storage USA, Inc. REIT.............................         206,550
   19,300   Trizec Hahn Corp...................................         412,538
                                                                 ---------------
                                                                      1,116,845
                                                                 ---------------
RESTAURANTS -- 3.0%
   20,100   Brinker International, Inc.*.......................         286,425
  269,600   Buffetts, Inc.*....................................       2,274,750
  171,300   Landry's Seafood Restaurants*......................       3,939,899
                                                                 ---------------
                                                                      6,501,074
                                                                 ---------------
RETAILERS -- 11.1%
  136,600   Best Buy Co., Inc.*................................       2,031,925
   72,740   CDW Computer Centers, Inc..........................       3,859,765
   81,000   Eagle Hardware & Garden, Inc.*.....................       1,852,875
    4,700   Getty Petroleum Marketing, Inc.*...................          23,500
   17,800   Michaels Stores*...................................         377,138
  214,700   Micro Warehouse, Inc.*.............................       3,676,737
   68,100   MSC Industrial Direct Co., Inc.*...................       2,732,512
  149,300   Tech Data Corp.*...................................       4,693,618
   66,200   Tiffany & Co.......................................       3,057,612
   17,800   Wet Seal, Inc., Class A*...........................         561,813
   32,900   Williams-Sonoma, Inc.*.............................       1,406,475
                                                                 ---------------
                                                                     24,273,970
                                                                 ---------------
TELEPHONE SYSTEMS -- 0.2%
   21,100   Lightbridge, Inc.*.................................         160,888
   11,700   Vanguard Cellular Systems, Inc. Class A*...........         159,413
                                                                 ---------------
                                                                        320,301
                                                                 ---------------
TEXTILES, CLOTHING & FABRICS -- 0.3%
    9,600   Albany International Corp..........................         216,000
   18,100   Osh Kosh B Gosh....................................         393,675
                                                                 ---------------
                                                                        609,675
                                                                 ---------------
TRANSPORTATION -- 1.5%
    6,600   Caliber Systems, Inc...............................         245,850
    5,400   CNF Transportation, Inc............................         174,150
   14,500   Covenant Transport, Inc.*..........................         237,438
    9,100   Halter Marine Group, Inc.*.........................         218,400
    9,100   Kirby Corp.*.......................................         166,075
   52,300   Offshore Logistics, Inc.*..........................         987,163
   25,800   Simon Transportion Services*.......................         512,775
   11,800   Smithway Motor Express*............................         134,225
   30,300   Transport Corporation of America, Inc.*............         409,050
    4,100   Werner Enterprises, Inc............................          79,438
    8,500   Yellow Corp.*......................................         190,188
                                                                 ---------------
                                                                      3,354,752
                                                                 ---------------

Total Investments -- 93.3%
   (Cost $179,879,926)                                              204,079,019
Other assets in excess of liabilities -- 6.7%                        14,538,150
                                                                 ---------------
Total Net Assets -- 100.0%                                       $  218,617,169
                                                                 ===============

Notes to the Portfolio of Investments:
*    Non-income producing security.
ADR - American Depository Receipt
REIT - Real Estate Investment Trust



   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc./Core Equity Fund/June 30, 1997 (unaudited)
--------------------------------------------------------------------------------

Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.6%
AEROSPACE & DEFENSE -- 0.9%
   62,600   Boeing Co..........................................  $     3,321,713
                                                                 ---------------
AIRLINES -- 1.6%
   61,700   AMR Corp.*.........................................        5,707,250
                                                                 ---------------
AUTOMOTIVE -- 2.6%
  246,500   Ford Motor Co......................................        9,305,374
                                                                 ---------------
BANKING -- 10.7%
  111,310   Banc One Corp......................................        5,391,578
  132,200   BankAmerica Corp...................................        8,535,162
   50,000   Barnett Banks, Inc.................................        2,625,000
   63,028   Chase Manhattan Corp...............................        6,117,655
   59,403   First Chicago NBD Corp.............................        3,593,882
  148,000   H.F. Ahmanson & Co.................................        6,364,000
   86,900   Nationsbank Corp...................................        5,605,050
                                                                 ---------------
                                                                      38,232,327
                                                                 ---------------
BEVERAGES, FOOD & TOBACCO -- 5.5%
  203,980   Archer-Daniels-Midland Co..........................        4,793,530
  173,000   Pepsico, Inc.......................................        6,498,313
   82,400   Philip Morris Co., Inc.............................        3,656,500
  110,000   Sara Lee Corp......................................        4,578,750
                                                                 ---------------
                                                                      19,527,093
                                                                 ---------------
COMMUNICATIONS -- 3.5%
  182,600   MCI Communications, Inc............................        6,990,147
   87,900   SBC Communications, Inc............................        5,438,813
                                                                 ---------------
                                                                      12,428,960
                                                                 ---------------
COMPUTERS & INFORMATION -- 6.6%
   64,100   Compaq Computer*...................................        6,361,925
   88,000   Hewlett Packard Co.................................        4,928,000
   99,600   IBM Corp...........................................        8,982,674
  100,600   Seagate Technology, Inc.*..........................        3,539,863
                                                                 ---------------
                                                                      23,812,462
                                                                 ---------------
ELECTRIC UTILITIES -- 3.7%
  204,800   Edison International...............................        5,094,400
  172,100   Entergy Corp.......................................        4,711,238
  155,800   Potomac Electric Power.............................        3,602,875
                                                                 ---------------
                                                                      13,408,513
                                                                 ---------------
ELECTRICAL EQUIPMENT -- 2.2%
  122,400   General Electric Co................................        8,001,900
                                                                 ---------------
ELECTRONICS -- 2.1%
   52,900   Intel Corp.........................................        7,501,881
                                                                 ---------------
ENTERTAINMENT & LEISURE -- 1.6%
  142,600   Carnival Corp. A...................................        5,882,250
                                                                 ---------------
FINANCIAL SERVICES -- 6.3%
  190,100   Federal National Mortgage Association..............        8,293,112
  190,824   Morgan Stanley, Dean Witter, Discover and Co.......        8,217,359
  111,800   Salomon, Inc.......................................        6,218,875
                                                                 ---------------
                                                                      22,729,346
                                                                 ---------------
FOREST PRODUCTS & PAPER -- 2.8%
  173,300   James River Corp. of Virginia......................        6,412,100
   57,200   Mead Corp..........................................        3,560,700
                                                                 ---------------
                                                                       9,972,800
                                                                 ---------------
HEALTH CARE PROVIDERS -- 1.7%
  150,550   Columbia/HCA Healthcare Corp.......................        5,918,497
                                                                 ---------------
HEAVY CONSTRUCTION -- 1.4%
  119,900   Foster Wheeler Corp................................        4,855,950
                                                                 ---------------
HEAVY MACHINERY -- 1.8%
   60,500   Caterpiller Tractor, Inc...........................        6,496,188
                                                                 ---------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 1.9%
  125,300   Whirlpool Corp.....................................        6,836,681
                                                                 ---------------
INSURANCE -- 7.9%
   75,600   Aetna, Inc.........................................        7,739,550
  125,083   Allstate Corp......................................        9,131,058
  114,900   Chubb Corp.........................................        7,683,938
   38,900   TransAmerica Corp..................................        3,639,581
                                                                 ---------------
                                                                      28,194,127
                                                                 ---------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / Core Equity Fund / June 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------
MEDIA - BROADCASTING & PUBLISHING -- 1.7%
  126,800   Tribune Co.........................................  $     6,094,325
                                                                 ---------------
MEDICAL SUPPLIES -- 1.6%
  108,400   Baxter International, Inc..........................        5,663,900
                                                                 ---------------
METALS -- 1.5%
   76,500   Reynolds Metals Co.................................        5,450,625
                                                                 ---------------
OIL & GAS -- 12.1%
  119,400   Amerada Hess Corp..................................        6,634,163
   59,300   Amoco Corp.........................................        5,155,394
   19,200   Ashland, Inc.......................................          890,400
   90,200   Atlantic Richfield Co..............................        6,359,100
   81,112   British Petroleum ADR..............................        6,073,261
  120,900   Exxon Corp.........................................        7,435,350
   66,200   Mobil Corp.........................................        4,625,725
   57,300   Texaco, Inc........................................        6,231,375
                                                                 ---------------
                                                                      43,404,768
                                                                 ---------------
PHARMACEUTICALS -- 5.1%
  140,400   Bristol Myers Squibb Co............................       11,372,399
  140,800   Schering Plough Corp...............................        6,740,800
                                                                 ---------------
                                                                      18,113,199
                                                                 ---------------
RESTAURANTS -- 0.5%
  127,800   Brinker International, Inc.*.......................        1,821,150
                                                                 ---------------
RETAILERS -- 4.9%
  133,000   Dayton-Hudson Corp.................................        7,073,938
   70,900   Sears Roebuck & Co.................................        3,810,875
  195,700   Wal-Mart Stores, Inc...............................        6,617,106
                                                                 ---------------
                                                                      17,501,919
                                                                 ---------------
TELEPHONE SYSTEMS -- 5.2%
  154,000   AT&T Corp..........................................        5,399,625
   72,500   Bell Atlantic Corp.................................        5,500,938
   28,800   BellSouth Corp.....................................        1,335,600
  201,100   Worldcom, Inc......................................        6,435,200
                                                                 ---------------
                                                                      18,671,363
                                                                 ---------------
TRANSPORTATION -- 1.2%
  126,000   Ryder System.......................................        4,158,000
                                                                 ---------------

Total Investments -- 98.6%
   (Cost $253,620,699)                                               353,012,561
Other assets in excess of liabilities -- 1.4%                          5,050,630
                                                                 ===============
Total Net Assets-- 100.0%                                        $   358,063,191
                                                                 ===============

Notes to the Portfolio of Investments:
ADR -- American Depository Receipt
* Non-income producing security.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc./Long-Term Bond Fund/June 30, 1997 (unaudited)
--------------------------------------------------------------------------------


Principal Amount                                                      Value
--------------------------------------------------------------------------------
FOREIGN OBLIGATIONS -- 4.9%
 Government Obligations
$   1,300,000   Mexico Global Bond
                11.500%, 05/15/26.............................   $     1,488,500
    2,000,000   Quebec Province, Yankee-Dollar 5.670%,
                02/27/26......................................         1,990,780
    1,455,000   Republic of Argentina 6.750%, 03/31/05........         1,368,617
      850,000   Republic of Argentina 11.375%, 01/30/17.......           949,449
                                                                 ---------------
                                                                       5,797,346
                                                                 ---------------
Corporate Debt
    1,000,000   Sears Overseas Finance Euro-Dollar 0.000%,
                07/12/98......................................           946,370
    2,407,655   YPF Sociedad Anonima, Yankee-Dollar 7.000%,
                10/26/02......................................         2,386,588
                                                                 ---------------
                                                                       3,332,958
                                                                 ---------------
Total Foreign Obligations
   (Cost $9,082,704) .........................................         9,130,304
                                                                 ---------------

U.S. CORPORATE OBLIGATIONS -- 23.7%

Asset Backed and Mortgage Backed
    1,020,000   Nomura Assets Securities Corp., REMIC 7.120%,
                04/13/36......................................         1,025,896
                                                                 ---------------
Corporate Bonds & Notes
    2,000,000   Associates Corp. of North America 8.150%,
                08/01/09......................................         2,130,940
    1,000,000   Cit Group Holdings 8.375%, 11/01/01...........         1,058,490
    1,500,000   Citicorp Capital I 7.933%, 02/15/27...........         1,501,980
    1,350,000   Commonwealth Edison Co. 8.375%, 02/15/23......         1,368,171
      500,000   Commonwealth Edison Co. 8.625%, 02/01/22......           508,080
      400,000   Dean Witter Discover & Co. 6.250%, 03/15/00...           396,856
    2,500,000   Ford Motor Co. 7.700%, 05/15/69...............         2,519,600
    2,000,000   Ford Motor Credit Corp. 5.750%, 01/25/01......         1,940,320
      350,000   General Motors Acceptance Corp. 9.625%,
                12/15/01......................................           387,198
    4,700,000   General Motors Acceptance Corp. (Units)
                0.000%, 06/15/15..............................         1,330,100
      382,666   GG1B Funding Corp 7.430%, 01/15/11............           370,930
    2,000,000   International Paper Co. 7.000%, 06/01/01......         2,019,580
    2,000,000   JP Morgan Co. 4.000%, 02/15/12................         1,954,680
    1,500,000   JPM Capital Trust I 7.540%, 01/15/27..........         1,435,155
    2,000,000   Lockheed Martin 6.850%, 05/15/01..............         2,008,100
      600,000   Loews Corp. 7.625%, 06/01/23..................           570,936
      700,000   NBD Bank N.A. 8.250%, 11/01/24................           777,896
    2,000,000   News America Holdings 8.250%, 10/17/46........         1,980,360
      400,000   News America Holdings 8.450%, 08/01/34........           434,292
    2,000,000   Niagara Mohawk Power 7.750%, 05/15/06.........         1,977,260
    2,000,000   RJR Nabisco, Inc. 6.850%, 06/15/05............         1,957,060
      200,000   RJR Nabisco, Inc. 8.500%, 07/01/07............           199,468
      380,000   RJR Nabisco, Inc. 8.750%, 08/15/05............           385,681



    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc./Long-Term Bond Fund/June 30, 1997 (unaudited) (continued)
-------------------------------------------------------------------------------

Principal Amount                                                    Value
-------------------------------------------------------------------------------
$   2,000,000   Southern Cal Edison 6.500%, 06/01/01..........   $    1,985,220
      400,000   Southern Union Co. 7.600%, 02/01/24...........          391,040
      950,000   TCI Communications 8.750%, 08/01/15...........          995,695
    1,860,000   TCI Communications 9.650%, 03/31/27...........        1,966,039
      800,000   Telecommunications, Inc. 7.875%, 08/01/13.....          781,080
    2,000,000   Time Warner Entertainment 8.375%, 03/15/23....        2,053,980
    1,000,000   Time Warner Entertainment 8.875%, 07/15/33....        1,021,110
    1,600,000   US West Capital Funding, Inc. 7.900%, 02/01/27        1,616,320
    3,000,000   US West Capital Funding, Inc. 7.950%, 02/01/57        3,022,410
                                                                 --------------
                                                                     43,046,027
                                                                 --------------
Total U.S. Corporate Obligations
   (Cost $43,282,146) ........................................       44,071,923
                                                                 --------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS--66.9%

U.S. Government Agency Mortgage Backed Obligations
    9,438,758   Federal Home Loan Mortgage Corp., 7.000%,
                01/01/26......................................        9,276,543
    2,500,000   Federal Home Loan Mortgage Corp., TBA 6.500%,
                07/01/27......................................        2,394,525
   13,580,019   Federal National Mortgage Association 7.000%,
                with dates from 02/01/24 to 04/01/26..........       13,367,373
   17,650,244   Government National Mortgage Association
                7.000%, with dates from 12/15/23 to 08/15/24..       17,420,789
    9,057,836   Government National Mortgage Association
                7.500%, 07/15/25..............................        9,098,506
    3,176,220   Government National Mortgage Association
                8.500%, with dates from 01/15/25 to 06/15/25..        3,306,159
      196,060   Government National Mortgage Association
                9.500%, 09/15/30..............................          207,640
                                                                 --------------
                                                                     55,071,535
                                                                 --------------
U.S. Government Agency Obligations
    3,000,000   Federal Home Loan Bank 5.920%, 06/29/00.......        2,963,910
    3,000,000   Federal Home Loan Bank 6.285%, 07/28/00.......        2,992,020
    3,000,000   Federal Home Loan Mortgage Corp. 6.783%,
                08/18/05......................................        2,997,660
    3,000,000   Federal National Mortgage Association 6.140%,
                11/25/05......................................        2,837,760
   15,000,000   Resolution Funding Corp. 0.000%, 01/15/30.....        1,662,900
   20,000,000   Resolution Funding Corp. 0.000%, 01/15/11.....        7,848,200
                                                                 --------------
                                                                     21,302,450
                                                                 --------------
U.S. Treasury Bonds
   10,300,000   6.000%, 02/15/26..............................        9,218,500
    1,750,000   6.625%, 02/15/27..............................        1,712,270
    7,200,000   6.500%, 11/15/26..............................        6,905,232
                                                                 --------------
                                                                     17,836,002
                                                                 --------------
U.S. Treasury Notes
      100,000   5.625%, 11/30/00..............................           97,953
    5,000,000   6.250%, 02/28/02(a)...........................        4,971,850


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / Long-Term Bond Fund / June 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

Principal Amount                                                     Value
--------------------------------------------------------------------------------
$   1,300,000   6.625%, 07/31/01..............................   $     1,312,181
    5,500,000   6.625%, 03/31/02..............................         5,549,830
   10,311,894   3.375%, 01/15/07..............................        10,175,498
                                                                 ---------------
                                                                      22,107,312
                                                                 ---------------
U.S. Treasury Principal Strip
    5,000,000   0.000%, 02/15/19..............................         1,122,250
   35,400,000   0.000%, 08/15/20..............................         7,163,544
                                                                 ---------------
                                                                       8,285,794
                                                                 ---------------

Total U.S. Government and Agency Obligations
   (Cost $125,463,727) .......................................       124,603,093
                                                                 ---------------

PURCHASED OPTIONS -- 0.1%
      375,000   90 Day Euro$ Future Call Option expires
                09/15/97, strike price $93.75.................           138,750
      620,000   90 Day Euro$ Future Call Option expires
                12/15/97, strike price $94.00.................            65,100
      137,500   90 Day Euro$ Future Put Option expires
                09/15/97, strike price $94.00.................             5,500

Total Purchased Options
                                                                 ---------------
   (Cost $188,223) ...........................................           209,350
                                                                 ---------------

SHORT-TERM INVESTMENTS -- 1.2%
U.S. TREASURY BILLS
    2,200,000    U.S. Treasury Bill 5.160%, 08/21/97(b)
                 (Cost $2,129,363) ...........................         2,129,363
                                                                 ---------------

Total Investments -- 96.8%
   (Cost $180,146,163)                                           $   180,144,033
Other assets in excess of liabilities -- 3.2%                          5,937,431
                                                                 ===============
Total Net Assets -- 100.0%                                       $   186,081,464
                                                                 ===============


Notes to the Portfolio of Investments:
Euro-Dollar -- Bonds issued offshore that pay interest and principal in U.S.
  Dollars.
REMIC -- Real Estate Mortgage Investment Conduit
TBA -- Delayed delivery transaction (Note 9)
Yankee-Dollar -- U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.
(a) All or a portion of these securities have been segregated to cover delayed delivery transactions.
(b) Security has been pledged to cover collateral requirements for open futures.



    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
 Portfolio of Investments
 American Odyssey Funds, Inc. / Intermediate-Term Bond Fund / June 30, 1997 (unaudited)
-------------------------------------------------------------------------------

Principal Amount                                                      Value
------------------------------------------------------------------------------
U.S. CORPORATE OBLIGATIONS -- 75.1%
Asset Backed and Mortgage Backed
$2,512,000   DQU II Funding
             7.230%, 12/01/99................................  $   2,541,616
 1,500,000   Household Private Label Credit
             Card Master Trust II
             8.000%, 09/20/03................................      1,535,625
 1,000,000   Signet Credit Card Master Trust
             7.350%, 09/15/02................................      1,014,060
                                                               --------------
                                                                   5,091,301
                                                               --------------
Corporate Bonds & Notes
 4,000,000   Alco Capital Resources
             7.330%, 03/27/98................................      4,035,960
    50,000   Banponce Financial Corp.
             6.750%, 08/09/01................................         49,762
 4,250,000   BellSouth
             Capital Funding
             6.040%, 11/15/26................................      4,196,867
 2,500,000   Continental Cablevision, Inc.
             11.000%, 06/01/07...............................      2,811,125
 2,000,000   Crane Co.
             7.250%, 06/15/99................................      2,029,560
 3,000,000   CSX Corp.
             6.950%, 05/01/27................................      3,030,114
 4,000,000   Grand Metropolitan Investment Corp.
             0.000%, 01/06/04................................      2,554,560
 4,350,000   Hewlett-Packard
             Finance Corp.
             6.500%, 12/30/99................................      4,369,031
 3,000,000   Illinois Power
             6.500%, 09/01/99................................      2,987,160
 4,500,000   James River Corp.
             6.750%, 10/01/99................................      4,528,710
 4,500,000   MCI Communications Corp.
             7.125%, 06/15/27................................      4,656,195
 4,500,000   McKesson Corp. 144A
             6.875%, 03/01/02................................      4,518,635
 3,000,000   New Plan Realty, REIT
             5.950%, 11/02/26................................      2,998,803
 4,200,000   Philip Morris Co., Inc.
             6.950%, 06/01/06................................      4,242,420
 3,800,000   RJR Nabisco, Inc.
             8.300%, 04/15/99................................      3,899,104
 4,000,000   Sears Roebuck
             6.400%, 09/25/00................................      3,969,440
 4,900,000   Six Flags Entertainment
             0.000%, 12/15/99................................      4,174,359
 4,000,000   Tele Communications, Inc.
             9.650%, 10/01/03................................      4,249,240
 3,500,000   Texaco Capital
             8.500%, 02/15/03................................      3,775,380
 1,500,000   United Illuminating
             7.375%, 01/15/98................................      1,511,655
                                                               --------------
                                                                  68,588,080
                                                               --------------

Total U.S. Corporate Obligations
   (Cost $73,700,810) .......................................     73,679,381
                                                               --------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 12.5%

U.S. Government Agency Mortgage Backed Obligations
 1,750,000   Federal National Mortgage
             Association
             8.550%, 12/10/04................................      1,772,698
                                                               --------------
U.S. Government Agency Obligations
   650,000   Federal Farm Credit
             7.340%, 09/19/01................................        650,813
   550,000   Federal Home Loan Bank
             7.300%, 10/18/01................................        550,776
                                                               --------------
                                                                   1,201,589
                                                               --------------
U.S. Treasury Notes
 4,250,000   6.625% 04/30/02.................................      4,289,185
 5,100,000   5.875% 11/15/99.................................      5,067,308
                                                               --------------
                                                                   9,356,493
                                                               --------------

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
 Portfolio of Investments
 American Odyssey Funds, Inc. / Intermediate-Term Bond Fund / June 30, 1997 (unaudited) (continued)
-------------------------------------------------------------------------------


Principal Amount                                                    Value
-----------------------------------------------------------------------------
Total U.S. Government and Agency Obligations
   (Cost $12,319,244) ........................................  $  12,330,780
                                                                -------------

FOREIGN OBLIGATIONS -- 4.2%
$  4,000,000 Tenaga Nasional Yankee-Dollar
             7.200%, 04/29/07
             (Cost $3,994,428) ...............................      4,095,480
                                                                -------------

SHORT-TERM INVESTMENTS -- 7.0%
COMMERCIAL PAPER
   4,000,000 Harvard University
             5.520%, 07/02/97.................................      3,995,706
   2,882,000 Household Finance Corp.
             6.125%, 07/01/97.................................      2,881,509

Total Short-Term Investments
                                                                -------------
   (Cost $6,877,215) .........................................      6,877,215
                                                                -------------

Total Investments -- 98.8%
   (Cost $96,891,697).........................................     96,982,856
Other assets in excess of liabilities -- 1.2%.................      1,145,872
                                                                =============
Total Net Assets-- 100.0%                                       $  98,128,728
                                                                =============

Notes to the Portfolio of Investments:
REIT -- Real Estate Investment Trust
144A -- Securities restricted for resale to Qualified Institutional Buyers Yankee-Dollar -- U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.




    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / Short-Term Bond Fund / June 30, 1997 (unaudited)
-------------------------------------------------------------------------------

Principal Amount                                                      Value
------------------------------------------------------------------------------

U.S. CORPORATE OBLIGATIONS--25.4%

Asset Backed and Mortgage Backed
$   530,000   Contimortgage Home Equity Trust
              7.340%, 07/15/11................................... $    536,954
    359,944   Contimortgage Home Equity Trust, REMIC
              6.860%, 07/15/10...................................      359,887
    602,060   Equicredit Home Equity Trust, REMIC
              6.450%, 11/15/08...................................      603,565
  1,625,000   Equicredit Home Equity Trust, REMIC
              6.840%, 11/15/08...................................    1,633,905
  1,020,000   Student Loan Marketing Association
              7.500%, 03/08/00...................................    1,048,213
  1,250,000   The Money Store Home Equity Trust
              6.520%, 04/15/12...................................    1,250,000
                                                                   -----------
                                                                     5,432,524
                                                                   -----------
Corporate Bonds & Notes
    800,000   American General 8.500%, 06/15/99..................      830,216
    500,000   Associates Corp. N.A. 8.250%, 12/01/99.............      519,360
    215,000   BankAmerica Corp. 6.625%, 05/30/01.................      214,443
  1,625,000   BankAmerica Corp. 8.125%, 02/01/02.................    1,706,526
    475,000   Ford Motor Credit Corp. 7.000%, 09/25/01...........      479,009
    650,000   Ford Motor Credit Corp. 8.000%, 01/15/99...........      666,198
    317,000   Nationsbank Corp. 6.500%, 08/15/03.................      309,861
  1,785,000   Norwest Corp. 8.150%, 11/01/01.....................    1,881,194
  1,500,000   Salomon, Inc. 6.700%, 07/05/00.....................    1,498,770
    300,000   Sears Roebuk Acceptance Corp.
              6.950%, 05/15/02...................................      301,436
                                                                   -----------
                                                                     8,407,013
                                                                   -----------

Total U.S. Corporate Obligations
  (Cost $13,816,860) ............................................   13,839,537
                                                                   -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS--72.0%

U.S. Government Agency Mortgage Backed Obligations
    990,955   Federal Home Loan Mortgage Corp., REMIC
              6.000%, 08/15/20...................................      987,546
  4,495,393   Federal National Mortgage Association
              6.470%, 12/01/01...................................    4,460,598
  2,464,307   Federal National Mortgage Association
              6.925%, 03/01/01...................................    2,485,870
  1,594,677   Federal National Mortgage Association
              8.500%, 03/01/25...................................    1,660,154
                                                                   -----------
                                                                     9,594,168
                                                                   -----------
U.S. Government Agency Obligations
    425,000   Federal Home Loan Bank 5.870%, 11/21/00............      417,762
  1,000,000   Federal Home Loan Bank 6.100%, 10/27/99............      992,970
  1,300,000   Federal Home Loan Mortgage Corp.
              6.395%, 05/16/00...................................    1,300,806
  3,105,000   Federal Home Loan Mortgage Corp.
              7.125%, 07/21/99...................................    3,157,878
  2,036,000   Federal Home Loan Mortgage Corp., REMIC
              7.000%, 06/15/21...................................    2,044,999


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
American Odyssey Funds, Inc. / Short-Term Bond Fund / June 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------




Principal Amount                                                       Value
--------------------------------------------------------------------------------
$   580,000   Federal National Mortgage
              Association
              6.270%, 10/26/00....................................   $   574,200
                                                                    ------------
                                                                       8,488,615
                                                                    ------------
U.S. Treasury Notes
  4,994,000   4.750% 10/31/98.....................................     4,917,542
    783,000   6.375% 01/15/99.....................................       787,526
    300,000   6.750% 06/30/99.....................................       303,657
 14,744,000   7.125% 09/30/99.....................................    15,045,811
                                                                    ------------
                                                                      21,054,536
                                                                    ------------

Total U.S. Government and Agency Obligations
  (Cost $39,046,042)..............................................    39,137,319
                                                                    ------------
Total Investments--97.4%
  (Cost $52,862,902)                                                  52,976,856
Other assets in excess of liabilities--2.6%.......................     1,422,187
                                                                    ============
Total Net Assets--100.0%                                             $54,399,043
                                                                    ============

Notes to the Portfolio of Investments:
REMIC -- Real Estate Mortgage Investment Conduit




   The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
  Notes to Financial Statements
  American Odyssey Funds, Inc./June 30, 1997 (unaudited)
-------------------------------------------------------------------------------

NOTE 1.  Organization
      American Odyssey Funds, Inc., (the "Company"), was organized as a Maryland corporation in December 1992. It is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. It consists of six separate funds (the "Fund(s)"): International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund, Intermediate-Term Bond Fund, and Short-Term Bond Fund. Shares of the Funds are offered only to life insurance company separate accounts to serve as the underlying investment vehicle for variable annuity and variable life insurance contracts; qualified retirement plans, as permitted by Treasury regulations and insurance companies and their affiliates.


NOTE 2.  Significant Accounting Policies
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a)  Securities Valuation
      Securities traded on a national exchange and those traded on over-the-counter markets are valued at the last sales price; if there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair market value, at which time the security will be valued at its fair value as determined in good faith by the Board of Directors.
      Futures contracts and options are valued based upon their quoted daily settlement prices.

b)  Off Balance Sheet Risk
      The Funds may utilize futures contracts, options, and forward foreign currency contracts for hedging purposes. The primary risks associated with the use of these financial instruments for hedging purposes are (a) an imperfect correlation between the change in market value of the other securities held by the Funds and the change in market value of these financial instruments, and (b) the possibility of an illiquid market. As a result, the use of these financial instruments may involve, to a varying degree, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

c)  Futures Contracts
      Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

d)  Options
      The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked to market" to reflect the current market value of the option purchased. The current market value of a purchased option is the last reported sale price on the principal exchange on which such option is traded. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.
      The premium received for a written option is recorded as an asset with an equivalent liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased.

e)  Forward Foreign Currency Contracts
      The International Equity Fund may enter into forward foreign currency contracts to hedge future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as a unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values and interest rates.

f)  Repurchase Agreements
      The Funds may enter into repurchase agreements (on an individual Fund basis or in conjunction with the other Funds) with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The Funds will not enter into repurchase agreements unless the agreement is fully collateralized. Securities purchased subject to the repurchase agreement are deposited with a custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value at least equal to the repurchase price plus accrued interest. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the seller is required to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

g)  Currency Translation
      Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when accrued.
      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
      Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

h)  Organization Expenses
      Organization expenses totaling $147,450 have been deferred and are being amortized on a straight-line basis through May 1998. If any of the initial shares of the Company are redeemed by any shareholder during the period of amortization of organization expenses, the redemption proceeds will be reduced by the pro rata amount of unamortized organization expenses based on the number of initial shares being redeemed to the number of initial shares outstanding at the time of redemption.

i)  Taxes
      It is the Company's policy to comply with the provisions of the Internal Revenue Code applicable to a regulated investment company. Under such provisions, the Company will not be subject to federal income tax as the Company intends to distribute as dividends substantially all of the net investment income, if any, of each Fund. The Company also intends to distribute annually all of its net realized capital gains. Such dividends and distributions are automatically reinvested in additional shares of the Funds.


j)  Distributions
      Dividends from net investment income and capital gains distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. As a result, dividends and distributions differ from net investment income and net realized capital gains due to timing differences, primarily the deferral of losses due to wash sales and the deferral of net realized capital losses recognized subsequent to October 31, 1996. Distributions which were the result of permanent differences between book and tax rules, primarily due to the differing treatment of foreign currency transactions and the inability to carry net operating losses forward to future years, have been reclassified between additional paid-in capital, undistributed net investment income and accumulated net realized gain on investments.

k)  Securities Transactions
      Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily as earned.


NOTE 3.  Management, Transfer Agency and Subadvisory Agreements and
Transactions with Affiliates
      The Company has entered into a management agreement with American Odyssey Funds Management, Inc. (AOFM), pursuant to which AOFM manages the investment operations of the Company and administers the Company's affairs. AOFM has entered into subadvisory agreements for investment advisory services in connection with the management of each of the Funds. AOFM supervises the subadvisers' performance of advisory services and will make recommendations to the Company's Board of Directors with respect to the retention or renewal of the subadvisory agreements. AOFM pays for the costs pursuant to the subadvisory agreements, the cost of compensating officers of the Company, occupancy, and certain clerical and accounting costs of the Company. The Company bears all other costs and expenses.
      Under the terms of the management agreement, the Funds pay AOFM a management fee based on average daily net assets as follows: International
Equity Fund, .70% for the first $50 million in assets, .65% for the next $50 million in assets, and .55% for the assets over $100 million; Emerging Opportunities Fund, .75% for the first $50 million in assets allocated to Cowen Asset Management ("Cowen"), .70% for the next $50 million in assets allocated to Cowen, and .65% for assets over $100 million allocated to Cowen, .65% for the first $100 million in assets allocated to Wilke/Thompson Capital Management, Inc. ("Wilke/Thompson") and .55% for the assets over $100 million allocated to Wilke/Thompson; Core Equity Fund, .60% for the first $100 million in assets and
 .55% for the assets over $100 million; Long-Term Bond Fund, .50% for the first $250 million in assets, and .40% for assets over $250 million; Intermediate-Term Bond Fund, .50% for the first $100 million in assets, .45% for the next $100 million in assets, and .40% for assets over $200 million; Short-Term Bond Fund,
 .50% for the first $100 million in assets and .40% for assets over $100 million. AOFM's management fees for the six months ended June 30, 1997 were $2,904,189.
      AOFM previously agreed to waive fees or reimburse expenses for the Short-Term Bond Fund to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, but including the Manager's investment advisory fees), exceeded 0.75%. The
Short-Term Bond Fund is currently repaying the Manager for any fees the Manager previously waived or expenses the Manager previously reimbursed pursuant to the above expense limitation; however, no repayment will be made if it would result in the Fund's total expense ratio in any year exceeding the expense limitation set forth above. For the six months ended June 30, 1997, the Short-Term Bond Fund paid to AOFM $37,416 for reimbursement of previous fees waived and expenses reimbursed. At June 30, 1997, the Short-Term Bond Fund has a future liability to reimburse AOFM of $5,376.
      AOFM has acknowledged that upon termination of the Investment Management Agreement between AOFM and the Funds, the portfolios would not be liable for any waived or reimbursed fees which have not been repaid.
      The Company has entered into a transfer agency agreement with AOFM pursuant to which AOFM is responsible for shareholders' record keeping and communications. AOFM does not currently charge any additional fees for these services.
      Under the subadvisory agreements, AOFM pays each subadviser a fee that is computed daily and paid monthly at the annual rates based on the value of the Fund's average daily net assets as follows: International Equity Fund, .45% for the first $50 million in assets, .40% for the next $50 million in assets, and
 .30% for assets over $100 million; Emerging Opportunities Fund, .50% for the first $50 million in assets allocated to Cowen, .45% for the next $50 million in assets allocated to Cowen, and .40% for assets over $100 million allocated to Cowen, .40% for the first $100 million in assets allocated to Wilke/Thompson and
 .30% for assets over $100 million allocated to Wilke/Thompson; Core Equity Fund, .35% for the first $100 million in assets and .30% for assets over $100 million;
Long-Term Bond Fund, .25% for the first $250 million in assets and .15% for assets over $250 million; Intermediate-Term Bond Fund, .25% for the first $100 million in assets, .20% for the next $100 million in assets, and .15% for assets over $200 million; and Short-Term Bond Fund, .25% for the first $100 million in assets and .15% for assets over $100 million.
      Travelers Asset Management International Corporation, an affiliate of
AOFM, serves as subadviser for the Intermediate-Term Bond Fund.

NOTE 4.  Directed Brokerage Arrangements
      The International Equity Fund and Core Equity Fund have entered into brokerage service arrangements with certain broker-dealers. The broker-dealers have agreed to pay certain Fund expenses in exchange for the Fund directing a portion of the fund brokerage to these broker dealers. In no event would the Fund pay additional brokerage or receive inferior execution of transactions for fund brokerage so allocated.
      Under these arrangements for the six months ended June 30, 1997, broker-dealers paid custodian expenses for the International Equity Fund and the Core Equity Fund of $15,203 and $31,527, respectfully.



NOTE 5.  Securities Transactions
      The cost of purchases and proceeds from sales of investment securities (excluding short-term investments and repurchase agreements), for the six months ended June 30, 1997 were:



                                                      Emerging                                    Intermediate-
                                    International   Opportunities   Core Equity     Long-Term         Term        Short-Term
                                    Equity Fund        Fund            Fund         Bond Fund       Bond Fund      Bond Fund
                                    ------------    ------------    ------------   -------------   ------------   ------------
Purchases:
  Government......................  $         --    $         --    $         --   $ 338,587,912   $ 18,220,691   $ 62,794,659
  Non-Government..................    36,420,184      96,452,444      83,418,958      29,605,501     28,548,178      9,421,840
                                    ------------    ============    ============   =============   ============   ============
  Total...........................  $ 36,420,184    $ 96,452,444    $ 83,418,958   $ 368,193,413   $ 46,768,869   $ 72,216,499
                                    ============    ============    ============   =============   ============   ============
Sales:
  Government......................  $         --    $         --    $         --   $ 341,851,047   $ 26,029,746   $ 61,705,258
  Non-Government..................    13,611,243      72,631,526      61,912,029       7,013,923     20,402,975      2,593,790
                                    ============    ============    ============   =============   ============   ============
  Total...........................  $ 13,611,243    $ 72,631,526    $ 61,912,029   $ 348,864,970   $ 46,432,721   $ 64,299,048
                                    ============    ============    ============   =============   ============   ============

      At June 30, 1997, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund was as follows:


                                                    Emerging                                      Intermediate-
                                   International   Opportunities   Core Equity      Long-Term         Term         Short-Term
                                   Equity Fund         Fund            Fund         Bond Fund       Bond Fund       Bond Fund
                                   -------------   -------------   -------------   -------------   ------------    ------------
Federal Income Tax Cost.........   $ 171,498,435   $ 179,879,926   $ 253,620,699   $ 180,146,163   $ 96,891,697    $ 52,862,902
Gross Unrealized
  Appreciation..................      45,757,077      36,511,640     100,318,247       1,894,510        414,632         192,386
Gross Unrealized
  (Depreciation)................      (4,235,562)    (12,312,547)       (926,385)     (1,896,640)      (323,473)        (78,432)



NOTE 6.  Futures Contracts
      At June 30, 1997, the Long-Term Bond Fund had entered into the following futures contracts:


   Number                                                                                               Unrealized
of Contracts                            Underlying             Expiration    Nominal      Nominal      Appreciation/
Short Position  Face Value              Securities               Date          Cost        Value       (Depreciation)
-------------- ------------ --------------------------------- ----------  -------------  -----------  -------------
     11        $1,100,000    U.S. Long-Term Treasury Bonds     9/30/97     $1,220,917    $1,221,687      $(770)



NOTE 7.  Written Options
      The Long Term Bond Fund's activity in written options during six months ended June 30, 1997 was as follows:




                                                                          Number of
                                                                           Options       Premiums
                                                                         ----------     -----------
Options Outstanding at December 31, 1996.....................                   213     $   197,715
    Options Written..........................................                 1,749         954,807
    Options Canceled in Closing Transactions.................                (1,538)       (908,326)
    Options Expired..........................................                  (200)       (107,094)
    Options Exercised........................................                  (111)        (69,324)
                                                                         ----------     -----------
Options Outstanding at June 30, 1997.........................                   113     $    67,778
                                                                         ==========     ===========
Cost of closing transactions.................................                           $   700,450


NOTE 8.  Forward Foreign Currency Contracts
      The International Equity Fund had forward foreign currency contracts which contractually obligates the Fund to deliver or receive currencies at specified future dates. The following contracts were open at June 30, 1997:

                                                                Foreign                               Unrealized
                                                                Contract   Settlement                 Appreciation/
                          Purchases                            U.S. Value     Date         Value      Depreciation
-------------------------------------------------------------  ----------- ------------  -----------  ------------
Japanese ....................................................  $   460,663     07/01/97     $460,019      $(644)
German Deutsche Mark.........................................      198,279     07/02/97      198,340         61
                                                                                            --------      ------
      Total Purchases........................................                               $658,359      $(583)
                                                                                            ========      ======

                                                                Foreign                               Unrealized
                                                               Contract    Settlement                Appreciation/
                          Sales                               U.S. Value      Date         Value     Depreciation
----------------------------------------------------------   ------------ ------------ ------------ ---------------
British Pound.............................................   $10,089,260    09/23/97    $10,302,126    $(212,866)
German Deutsche Mark......................................     4,743,017    09/12/97      4,593,323      149,694
Netherlands Guilder.......................................     2,824,300    07/16/97      2,771,398       52,902
Netherlands Guilder.......................................     3,000,853    08/20/97      2,913,366       87,487
Netherlands Guilder.......................................     4,714,707    09/05/97      4,663,403       51,304
Swiss Franc...............................................     4,746,389    07/23/97      4,671,594       74,795
Swiss Franc...............................................     4,725,965    08/13/97      4,603,946      122,019
                                                                                        ===========    =========
      Total Sales.........................................                              $34,519,156    $ 325,335
                                                                                        ===========    =========


NOTE 9.  Delayed Delivery Transactions:
      The Long-Term Bond Fund may purchase securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the net amount of the purchase commitments.

      At June 30, 1997, the Fund has entered into the following delayed delivery transactions.

Type                                   Security                                  Settlement Date       Amount
-------  ----------------------------------------------------------------------  -----------------   ---------
Buy      Federal Home Loan Mortgage Corp......................................       07/14/97        $2,337,343
                                                                                                     ----------

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